Semi
Annual
Report

                                April 30, 1998

Franklin Investors Securities Trust
Franklin Global Government Income Fund
Franklin Short-Intermediate
U.S. Government Securities Fund
Franklin Convertible Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin Equity Income Fund
Franklin Adjustable Rate Securities Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Charles B. Johnson
Chairman
Franklin Investors Securities Trust


CONTENTS

Shareholder Letter .......................           1
Fund Reports
 Franklin Global Government
Income Fund ..............................           4
 Franklin Short-Intermediate
U.S. Government
Securities Fund ..........................          14
 Franklin Convertible
Securities Fund ..........................          21
 Franklin Adjustable
U.S. Government
Securities Fund ..........................          29
 Franklin Equity
Income Fund ..............................          35
 Franklin Adjustable
Rate Securities Fund .....................          44
Financial Highlights &
Statement of Investments .................          50
Financial Statements .....................          76
Notes to
Financial Statements .....................          85


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin Investors Securities Trust's semi-annual report for the period ended April 30, 1998.

The U.S. economy remained strong over the Trust's reporting period as measured by 1998's first quarter, annualized Gross Domestic Product gain of 4.8%. Investors also reacted favorably to first quarter corporate earnings and pushed stock prices generally higher in the month of April. Although overall corporate earnings increases were lower than in recent quarters, they generally exceeded expectations. For the first time in history, The Dow Jones(R) Industrial Average (the Dow) broke 9000 on April 6. The Dow stood at 9063 on April 30, 1998, up 21.78% from its October 31 closing of 7442.

U.S. interest rate stability characterized the reporting period. The Federal Reserve Board met in April and left its overnight target rate unchanged at 5.50%. This rate has moved only once since January 1996. Investors and traders waited for evidence that either the economy would slow down because of Asian problems and push rates lower; or that inflation would increase, based on current economic strength, and push rates higher. Neither event occurred. The yield on the 30-year U.S. Treasury bond varied between 5.7% and 6.25% during the six-month reporting period. The Consumer Price Index (CPI), a widely used measure of inflation, continued to trend downward. The CPI's annualized increase for March 1998 was 2.25%, a surprisingly benign showing, considering the U.S. economy is in its seventh consecutive year of expansion.

While the recent favorable economic indicators and soaring stock market are cause for celebration, it is wise to keep in mind that markets do fluctuate. Historically, there are two ways to profit from stock market variations: timing and pricing. To make money by timing, the investor must, more often than not, accurately "predict" the market's future course. On the other hand, the investor who depends on pricing endeavors to buy stocks when they are quoted below their fair value and to sell them when they rise above such value. With Franklin Convertible Securities Fund and Franklin Equity Income Fund's pricing strategies, the market's ups and downs have one significant meaning: They provide us with the opportunity to buy at a discount when prices fall sharply and the potential to sell at a profit if they advance a great deal.

"While the recent favorable economic indicators and soaring stock market are cause for celebration, it is wise to keep in mind that markets do fluctuate."

To some investors, the big run-up in the stock market might make bonds seem comparably less attractive. However, because of this strong stock market performance, many investors may be over-allocated or over-exposed to equities. Bond funds can cushion overall returns with monthly dividend income, add diversification and potentially reduce the volatility of an equity portfolio.

Franklin Investors Securities Trust is committed to portfolio selection based on a careful study of companies' operating results and dividend returns, and the overall quality of the debt and stability of the governments whose securities we hold.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same. All of our portfolio managers are dedicated to providing you with careful securities selection and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

Your Fund's Objective: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.

Global Economic Review

Developed Markets

During the six-month reporting period, two opposing forces emerged as possible influences on future interest rate movement. Rapid U.S. and European economic growth may influence interest rates upward, while the Asian financial crises may exert downward pressure. Although above-average U.S. economic growth may temporarily push up global interest rates, we believe that, overall, rates will move downward over the course of the year.
You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 53 of this report.

In Japan, slow economic growth should keep interest rates near recent levels, despite significant stimulus from fiscal spending.

In Europe, on the other hand, the increased economic growth during the reporting period should cause a modest rate increase.The fund's neutral to somewhat aggressive interest-rate exposure reflected our outlook for these markets: The portfolio's U.S. bonds had the longest maturities, while European positions were somewhat shorter.

In addition to interest rates, currency exchange rates have a big impact on the fund's performance. The economic outlook favors a strong U.S. dollar, particularly against the yen. During the several months necessary to gauge the Asian crises' fallout, we expect the dollar's bullish trend to remain intact. This could change if the U.S. trade deficit expands significantly later this year, shaking the market's confidence in the dollar. A shift in economic momentum between the U.S. and European economies might also exert downward pressure against the dollar. In the intermediate term, however, we would expect the dollar to appreciate to the top of the recent trading range of 1.73 to 1.85 German marks to the dollar.

One immediately discernible impact of the Asian crises was the negative impact on Australian and New Zealand currency fundamentals. Until this situation changes, the fund is likely to continue hedging each of these currencies back to the U.S. dollar.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Emerging Debt Markets

From a historical perspective, emerging market debt offers relatively narrow yield advantages compared with developed market government debt. In general, we were somewhat cautious on emerging market debt as it seemed relatively expensive. We reduced our exposure to the more risky market sectors such as Asia and longer-duration issues, while concentrating on the big four South American countries. These countries offered the greatest liquidity as well as intermediate-term maturities. Among the big four, we preferred Brazil, Venezuela, and Mexico, but were cautious on Argentina.

Portfolio Notes

Our allocations reflect our beliefs about relative bond performance around the world. The fund holds approximately 81% in U.S. dollar- and Canadian dollar-denominated debt. Our country distribution includes approximately
28.9% in North American debt and 21.6% in emerging markets. An additional
5.9% is held in Australian and New Zealand government debt. The balance of the funds is held in Europe, including government debt of Germany (11.0%), Italy (9.7%), Spain (6.8%), Sweden (5.2%), the U.K. (3.4%) and Denmark (1.8%).

In keeping with our currency views, we increased our U.S. dollar-denominated holdings from 39.4% at the beginning of the period to 74.0% on April 30, 1998, as well as the proportion of our non-U.S. holdings hedged to the dollar.

Looking forward, we will maintain our focus on global government securities offering maximum returns with reduced risk. The fund's security selection process is based on careful evaluation of the economic and political conditions, such as inflation rate, growth prospects, trade patterns and national policies, that affect each country's debt.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,
Thomas J. Dickson
Portfolio Manager
Franklin Global Government Income Fund

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin Global Government Income Fund - Class I share price, as measured by net asset value, increased 1 cent, from $8.41 on October 31, 1997, to $8.42 on April 30, 1998.

During the reporting period, shareholders received per-share distributions of 31 cents ($0.31) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends. Based on the maximum offering price of $8.79 on April 30, 1998, and an annualization of April's monthly dividend of 5 cents ($0.05) per share, your fund's distribution rate was 6.83%.

The fund reported a +3.87% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

Franklin Global Government Income Fund - Class I
Periods ended 4/30/98
                                                            Since
                                                          Inception
                                 1-Year  5-Year  10-Year  (3/15/88)
Cumulative Total Return1         7.75%   37.08%  110.45%    111.50%
Average Annual Total Return2     3.20%    5.58%    7.25%      7.22%
Distribution Rate3                   6.83%
30-Day Standardized Yield4           4.92%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of April's 5 cent per share monthly dividend and the maximum offering price of $8.79 on April 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Global Government Income Fund - Class II share price, as measured by net asset value, increased 2 cents, from $8.41 on October 31, 1997, to $8.43 on April 30, 1998.

During the reporting period, shareholders received per-share distributions of
28.70 cents ($0.2870) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $8.52 on April 30, 1998, and an annualization of April's monthly dividend of 4.62 cents ($0.0462) per share, the fund's distribution rate was 6.51%.

The fund reported a +3.71% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

Franklin Global Government Income Fund - Class II
Periods ended 4/30/98
                                                 Since
                                               Inception
                                  1-Year       (5/1/95)
Cumulative Total Return1           7.28%        28.14%
Average Annual Total Return2       5.29%         8.26%
Distribution Rate3           6.51%
30-Day Standardized Yield4   5.08%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of April's 4.62 cent per share monthly dividend and the maximum offering price of $8.52 on April 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Advisor Class

Franklin Global Government Income Fund - Advisor Class share price, as measured by net asset value, increased 2 cents, from $8.41 on October 31, 1997, to $8.43 on April 30, 1998.

During the reporting period, shareholders received per-share distributions of
31.42 cents ($0.3142) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the fund's net asset value price of $8.43 on April 30, 1998, and an annualization of April's monthly dividend of 5.07 cents ($0.0507) per share, the fund's distribution rate was 7.22%.

The fund reported a +4.04% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

Franklin Global Government Income Fund - Advisor Class
Periods ended 4/30/98
                                                               Since
                                                             Inception
                              1-Year*   5-Year*   10-Year*   (3/15/88)*
Cumulative Total Return1       7.85%    37.42%    111.00%    112.05%
Average Annual Total Return1   7.85%     6.56%      7.75%      7.71%
Distribution Rate2                  7.22%
30-Day Standardized Yield3          5.13%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 6.64%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. Distribution rate is based on an annualization of April's 5.07 cent per share monthly dividend and the net asset value price of $8.43 on April 30, 1998.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

Your Fund's Objective: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.

Fears that the Asian financial crises would adversely affect the U.S. economy pushed interest rates to record low levels at the beginning of 1998. The U.S. bond market rallied as participants projected that Asian problems would result in slower growth and lower bond prices for the United States. In fact, the Federal Reserve Board (the Fed) cited the Asian situation as a justification for relaxing monetary policy. Although they made no changes in their official target for the federal funds rate, they modified the policy stance from a tightening bias to a neutral position. Furthermore, the money supply grew at an accelerated rate during the six-month period.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 58 of this report.

 Q: What is the federal funds rate?
 A: The federal funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.*
*Barron's Dictionary of Finance and Investment Terms, 1995.


By April, interest rates were at levels similar to October 1997's. Bond investors became nervous as the domestic economy continued to grow at an annual rate above 3%. This put further pressure on an already tight labor market. Lastly, the stricter tone of speeches from various Federal Reserve officials during the final weeks of the reporting period fostered speculation that the Fed would return to a bias toward tightening.

Franklin Short-Intermediate U.S. Government Securities Fund reported a cumulative total return of +2.63% for the six-month period ended April 30, 1998. Despite the great deal of volatility experienced by the bond market over the past six months, the fund's risk-averse investment style helped maintain a relatively stable net asset value.

We made only slight adjustments to the fund's positions during the reporting period. We extended the weighted average maturity in the portfolio, from two years, one month, in October, to two years, six months, once the threat of inflation and interest rate hikes, due to the Asian crises, declined. However, by the period's end, we allowed the average maturity to shorten to two years, four months, given the resilience of the U.S. economy.

Looking forward, we feel U.S. Treasury securities should offer risk-averse investors excellent return opportunities. Although inflation remains very low, we cannot predict the future course of Federal Reserve policy. With little difference between short- and long-term rates, any increases in the federal funds' target rate could negatively affect bond prices. However, the real rate of return on U.S. Treasury securities is extremely high by historic standards. Likewise, U.S. interest rates are relatively high compared with other developed nations.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
Sincerely,

David Capurro
Portfolio Manager
Franklin Short-Intermediate U.S. Government Securities Fund

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Short-Intermediate U.S. Government Securities Fund - Class I share price, as measured by net asset value, decreased 2 cents, from $10.29 on October 31, 1997, to $10.27 on April 30, 1998.

During the reporting period, shareholders received per-share distributions of
28.8 cents ($0.288) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $10.51 on April 30, 1998, and an annualization of the current monthly dividend of 4.8 cents ($0.048) per share, your fund's distribution rate was 5.48%.

The fund reported a +2.63% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

Franklin Short-Intermediate U.S. Government Securities Fund
Class I
Periods ended 4/30/98
                                                            Since
                                                          Inception
                              1-Year   5-Year   10-Year   (4/15/87)
Cumulative Total Return1       6.80%   25.63%   94.84%     109.17%
Average Annual Total Return2   4.44%    4.19%    6.65%       6.69%
Distribution Rate3                  5.48%
30-Day Standardized Yield4          4.80%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of the current 4.8 cent per share monthly dividend and the maximum offering price of $10.51 on April 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
Note: Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Advisor Class

Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class share price, as measured by net asset value, decreased 4 cents, from $10.30 on October 31, 1997, to $10.26 on April 30, 1998.

During the reporting period, shareholders received per-share distributions of
29.30 cents ($0.2930) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the fund's net asset value price of $10.26 on April 30, 1998, and an annualization of the current monthly dividend of 4.85 cents ($0.0485) per share, the fund's distribution rate was 5.67%.

The fund reported a +2.58% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

Franklin Short-Intermediate U.S. Government Securities Fund
Advisor Class
Periods ended 4/30/98
                                                                   Since
                                                                 Inception
                                1-Year*    5-Year*   10-Year*    (4/15/87)*
Cumulative Total Return1        6.79%      25.61%    94.81%       109.14%
Average Annual Total Return1    6.79%       4.67%     6.90%         6.91%
Distribution Rate2                   5.67%
30-Day Standardized Yield3           5.00%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 8.07%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. Distribution rate is based on an annualization of the current 4.85 cent per share monthly dividend and the net asset value price of $10.26 on April 30, 1998.
3. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

FRANKLIN CONVERTIBLE
SECURITIES FUND

Your Fund's Objective: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

Fund Strategy

Franklin Convertible Securities Fund - Class I produced a +5.38% cumulative total return for the six-month period ended April 30, 1998, as discussed in the Performance Summary on page 25.

The fund maintained its strategy of identifying convertible securities with favorable risk/reward profiles. This means that we expect to benefit from the underlying equity's price appreciation, while attempting to limit our exposure to possible price declines.

We select the securities that meet these objectives after screening the entire convertible-security universe. These issues are then reviewed by the Franklin Templeton equity and/or fixed income analysts, who further narrow the group to those companies we believe have superior business prospects and attractive valuation levels. These securities will form the major part of our portfolio.

 Q: What is a convertible security?
 A: Convertible securities are corporate securities, usually preferred stock or bonds, that are exchangeable for a set number of another security, usually common stock, at a prestated price.*
*Barron's Dictionary of Finance and Investment Terms, 1995.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 61 of this report.


 "We continued to pursue investment opportunities in companies that seemed attractively priced relative to their competitive position, growth prospects and risk profile."


Economic Update

During the reporting period, the economy continued its slow and steady advance. The Asian currency crises tempered world growth and helped keep inflation down. This benign inflationary climate was one of several factors contributing to declining oil prices which, in turn, allowed for continued low interest rates, a gradually rising economy, the highest employment in history, and companies operating at nearly full capacity. Many companies were able to post superior earnings growth in this environment, causing stock prices to rise and demand for competing investments, such as money markets and checking accounts, to fall. With the stock market rising to new heights, many companies' valuations were at extremes.

Portfolio Activity

We continued to pursue investment opportunities in companies that seemed attractively priced relative to their competitive position, growth prospects and risk profile. This approach often leads us to sectors that are out of favor. This six-month reporting period was no exception. The downside was that this strategy partially prevented us from participating in the recent upswing in some stocks. However, we sought to position ourselves to benefit handsomely from a turnaround and consolidation in the sectors we favored, namely energy and electronics. In this way, we believe we have built a solid platform for future growth. Within these sectors, we own the convertibles of EVI Inc., Cymer, Inc., Motorola, Inc., Baker Hughes, Inc., Kent Electronics Corp. and Diamond Offshore Drilling, Inc.

As mentioned in prior reports, the fund has had significant positions in electronics companies whose products allow their customers to lower costs, reduce inventory, decrease time-to-market and improve customer satisfaction. Declining personal computer prices and a transition within the computer industry distribution channel slowed growth in many sectors during the period, and our holdings in Dovatron International Inc. (DII Group), Kent Electronics Corp. and Reptron Electronics, Inc. had difficulty maintaining earnings growth. However, given the outstanding prospects within the contract electronic manufacturing sector, we believe these companies will prosper in the future.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In addition to the companies above, we held on to issues in the economically sensitive real estate and lodging market where lackluster stock performance did not reflect the favorable market condition of high demand relative to supply. Here, the fund has positions in Host Marriott Corp., ShoLodge, Inc., Hilton Hotels Corp. and FelCor Suites Hotels, Inc. We also own the convertibles of real estate investment trusts (REITs) Macerich Co. and Reckson Associates Realty Corp.

Since many of our positions appreciated significantly, and we strive to maintain a profile where potential growth is greater than potential loss, portfolio turnover was high. We actively took profits and invested in the new issue marketplace, where we found some of the most attractively valued securities. We recently purchased new issues from Pride International Inc., HNC Software, Inc. and Western Digital Corp.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In addition to our heavily weighted position in the technology sector, the fund also has significant exposure to a variety of industries (services, media and broadcasting, environmental services) that are experiencing significant consolidation. Some of these include fund holdings Triathlon Broadcasting, USA Waste Systems, Inc. and Veterinary Centers of America, Inc.

Looking forward, we will maintain our focus on convertible securities of solid companies, whose attractive valuations, we believe, offer the greatest possibilities for appreciation, regardless of general economic conditions. It is our job to adjust to all economic environments, and we are confident that our value-oriented investment approach should position the fund to perform favorably over the long term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,
Edward B. Jamieson
Portfolio Manager
Franklin Convertible Securities Fund

PERFORMANCE SUMMARY

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Convertible Securities Fund - Class I reported a +5.38% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The fund's share price, as measured by net asset value, decreased 66 cents, from $14.74 on October 31, 1997, to $14.08 on April 30, 1998.

During the reporting period, shareholders received per-share distributions of
34.5 cents ($0.345) in dividend income, 79.65 cents ($0.7965) in short-term capital gains, and 24.55 cents ($0.2455) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $14.74 on April 30, 1998, and an annualization of April's monthly dividend of 5 cents ($0.05) per share, the fund's distribution rate was 4.07%.


Franklin Convertible Securities Fund - Class I
Periods ended 4/30/98
                                                               Since
                                                            Inception
                                  1-Year  5-Year   10-Year  (4/15/87)
Cumulative Total Return1          22.29%  100.13%  254.38%   260.23%
Average Annual Total Return2      16.80%   13.83%   12.96%    11.83%
Value of $10,000 Investment3    $11,680  $19,111  $33,826    $34,386
Distribution Rate4                  4.07%
30-Day Standardized Yield5          3.47%
                         4/30/94 4/30/95  4/30/96   4/30/97   4/30/98
One-Year Total Return6     10.32%  8.56%   24.02%    10.18%    22.29%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.5% initial sales charge. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. Distribution rate is based on an annualization of April's 5 cent per share monthly dividend and the maximum offering price of $14.74 on April 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
6. Total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Convertible Securities Fund - Class II reported a +4.98% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, decreased 66 cents, from $14.68 on October 31, 1997, to $14.02 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 28.97 cents ($0.2897) in dividend income, 79.65 cents ($0.7965) in short-term capital gains, and 24.55 cents ($0.2455) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.
Based on the maximum offering price of $14.16 on April 30, 1998, and an annualization of April's monthly dividend of 4.10 cents ($0.0410) per share, the fund's distribution rate was 3.47%.

Franklin Convertible Securities Fund - Class II
Periods ended 4/30/98
                                                     Since
                                                   Inception
                                        1-Year     (10/2/95)
Cumulative Total Return1                21.31%       44.91%
Average Annual Total Return2            19.11%       15.04%
Value of $10,000 Investment3          $11,911      $14,348
Distribution Rate4            3.47%
30-Day Standardized Yield5    2.86%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. Distribution rate is based on an annualization of April's 4.10 cent per share monthly dividend and the maximum offering price of $14.16 on April 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND

Your Fund's Objective: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. Government agency-guaranteed, mortgage-backed securities.*

*Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

The fund's investment objective is to seek stability of principal with high current income. It accomplishes this objective by investing in a portfolio of adjustable-rate mortgage-backed securities (ARMs). These securities have coupons that adjust with movements in various short-term interest rates. As a consequence, the prices of these securities remain fairly stable as rates rise and fall, thus keeping the fund's net asset value stable. Our portfolio concentrates on seasoned ARMs, with slow and stable prepayment histories. Such bonds generally produce higher yields and have lower price volatility relative to other ARM sectors.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 67 of this report.

 "The Federal Reserve Board (the Fed) took no actions during the six months, maintaining a neutral posture in light of the opposing forces of a strong domestic economy and the Asian situation's possible weakening effects."

Interest rates declined in the six-month period under review. Despite a continued strong domestic economy, bonds benefited from a combination of dormant inflation pressures and concerns about the ongoing financial crises in Asia. In addition, the yield curve became flatter during the period, with long-term interest rates declining more than short-term rates. When the curve flattens, the gap between short and long rates narrows. For example, the yield spread between the 2-year and 30-year Treasuries narrowed from 54 basis points at the beginning of the period to 36 basis points on April 30, 1998. The Federal Reserve Board (the Fed) took no actions during the six months, maintaining a neutral posture in light of the opposing forces of a strong domestic economy and the Asian situation's possible weakening effects.

The yield curve's flattening in the six-month reporting period has important implications for ARM securities going forward. In general, a flat yield curve leads to higher prepayments on ARM securities. This is because most ARMs are tied to short-term interest rates such as the 1-year Constant Maturity Treasury (CMT), the 6-month Treasury bill, or the 11th District Cost of Funds Index. In contrast, fixed-rate mortgages (FRMs) are tied to movements in longer-term rates, such as the 10-year Treasury. With less difference between short and long rates, ARM borrowers have an increased economic incentive to refinance into an FRM.

ARM prepayments have risen substantially in the past few months. If the yield curve remains flat, or even inverts, ARM prepayments should remain at high levels, reducing income and limiting price appreciation. This is where our emphasis on seasoned CMT ARMs could prove most beneficial to shareholders. The flat yield curve environment will probably have less negative impact on these securities. Seasoned ARMs have already been through one or more refinancing cycles, and, thus, are less likely to prepay than newer ARMs, which are refinanceable for the first time.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Going forward, the stronger of two opposing economic forces seems likely to determine the direction of interest rates. On the one hand, there is fear that the recent crises in Asia will spread and create a persistent economic drag in the U.S., keeping inflation subdued and possibly even leading to deflation. This should push long-term interest rates lower and force the Fed to ease. The other argument is that U.S. demand will remain strong and the Asian situation will prove to have less impact than feared. Meanwhile, inflation, led by higher wage costs, will finally rear its ugly head, forcing the Fed to tighten and increase interest rates, leading to higher overall rate levels. In the near term, it is likely that neither factor will completely dominate the other and that interest rates will remain in a narrow trading range, with the 30-year Treasury fluctuating between 5.75% and 6.25%.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

T. Anthony Coffey

Jack Lemein

Roger A. Bayston

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

PERFORMANCE SUMMARY

Franklin Adjustable U.S. Government Securities Fund's share price, as measured by net asset value, decreased 5 cents, from $9.48 on October 31, 1997, to $9.43 on April 30, 1998.

During the reporting period, shareholders received per-share distributions of 27 cents ($0.27) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends. Based on the maximum offering price of $9.65 on April 30, 1998, and an annualization of April's dividend of 4.5 cents ($0.045) per share, your fund's distribution rate was 5.60%.

The fund reported a +2.35% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.


GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Adjustable U.S. Government Securities Fund
Periods ended 4/30/98
                                                              Since
                                                            Inception
                                1-Year   5-Year   10-Year   (10/20/87)
Cumulative Total Return1        6.17%   23.43%    77.31%      83.15%
Average Annual Total Return2    3.74%    3.82%     5.65%       5.69%
Distribution Rate3                   5.60%
30-Day Standardized Yield4           5.30%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of April's 4.5 cent per share monthly dividend and the maximum offering price of $9.65 on April 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees. Without these reductions, the fund's total return and distribution rate would have been lower, and the yield would have been 5.13%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN EQUITY INCOME FUND

Your Fund's Objective: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average yields.

Despite moderate U.S. economic growth and modest inflation, the financial markets experienced some volatility over the past six months. The Asian crises surfaced in late 1997, which resulted in deepening concerns over a slowdown in corporate earnings growth. Value-oriented sectors with above-average dividend yields, such as utilities, performed well during this period of uncertainty. Early in 1998, however, mild weather in the U.S. and lower than anticipated demand in Asia adversely affected energy stocks. Oil prices, in fact, temporarily dropped to their lowest levels in real terms since World War II. The following months witnessed stronger than expected economic data. Lower interest rates, stemming from the "Asian flu," stimulated consumer spending. Near-term concerns over slowing profit growth were overshadowed by strong housing and employment data reported in February and March, providing clear evidence of continued domestic economic growth. As the stock market responded with a strong advance, growth issues generally outperformed value stocks over the six months under review. The performance of Franklin Equity Income Fund, which invests in value stocks that offer above-average dividend yields, reflected these trends during the reporting period.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 70 of this report.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund seeks to invest in stocks selling at attractive prices according to such measurements as relative dividend yield, book value, revenues and normalized earnings. This was a more challenging task recently, as general market valuations rose to the higher end of their historical ranges. For example, the average dividend yield for companies comprising the S&P 500(R) Stock Index was at an all-time low of 1.4% on April 30, 1998. Reflecting these challenges, the fund's asset allocation changed modestly from the beginning of the period to April 30, 1998. Common stocks declined slightly, from 89.5% to 88.4% of total net assets, and more defensive convertible preferred stocks increased, from 4.1% to 5.7%. Short-term investments remained relatively unchanged, from 6.1% of total net assets, to approximately 5.6% as of April 30, 1998.

The fund's financial services sector investments were among the strongest performers during the period. We realized profits in various banks, such as European based Nordbanken AB, which met our price targets. We also sold Beneficial Corp. as a result of an acquisition bid from a competitor, Household Finance Corp. The fund's investments in insurance stocks, on the other hand, increased during the period, based on more attractive valuations and our anticipation of accelerated industry consolidation in the future. For example, Mid Ocean, Ltd., one of the fund's positions, recently signed an agreement to be acquired by EXEL Ltd.

Investments in real estate stocks, despite strong fundamentals, lagged during the period. We anticipate that many real estate investment trusts' (REITs) earnings and dividend growth for the next two to three years should remain strong. Relative valuation measures reached extremely attractive levels in early 1998. We responded by adding to existing positions and initiating a new investment in the convertible preferred stock of Glenborough Realty Trust Inc., which yielded 7.5% at time of purchase.

We also added to existing positions in the energy sector during the period of weakness experienced earlier this year. We believe the oil price decline will prove to be temporary and the growth prospects for major energy companies remain strong. Electric utility stocks also continued to be an area of investment focus. For the most part, the deregulation plans, as implemented by various states, have been favorable to utility investors. We also anticipate national legislation dealing with deregulation that could eventually lead to accelerated industry consolidation. Depressed prices, strong cash flows, high dividend yields, and growth opportunities in deregulated businesses make many of these stocks attractive investments, in our opinion.

GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

"We believe the fund's contrarian nature is well-positioned to take advantage of the financial markets' higher volatility as various stocks fall in and out of favor."

Finally, we also initiated investments in Ford Motor Co. and Eastman Kodak Co. during the period. Both companies experienced recent corporate restructurings that are expected to lead to significant cost reductions and favorable earnings growth.

During the period, we sold our holdings in pharmaceutical company Bristol-Myers Squibb Co., and such telephone companies as France Telecom, SA and Nortel Inversora, SA (Argentina). Although their fundamentals remained favorable, their stock prices reached valuation levels deemed too expensive, according to our analysis. Also, two fund positions did not meet our expectations, and we subsequently sold them at losses. One of these, Freeport-McMoRan Copper & Gold, Inc., cut its dividend due to sustained low commodity prices. We eliminated our small investment position in the other, Amway Asia Pacific Ltd. because of the company's continued problems, determining that these problems could result in a future dividend reduction.

Our strategy continues to focus on companies' stocks that we believe are selling at bargain prices. This generally entails investing at times when a company or sector is temporarily out of favor, due to depressed fundamentals or uncertainty about future prospects. It also means selling stocks that often become investor favorites but no longer sell at attractive valuations. We believe the fund's contrarian nature is well-positioned to take advantage of the financial markets' higher volatility as various stocks fall in and out of favor. Looking forward, we expect this disciplined, value approach to continue producing consistent and favorable long-term results.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Frank Felicelli
Portfolio Manager
Franklin Equity Income Fund


PERFORMANCE SUMMARY

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Franklin Equity Income Fund - Class I reported a +15.05% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The fund's share price, as measured by net asset value, increased $1.68, from $19.31 on October 31, 1997, to $20.99 on April 30, 1998.

During the reporting period, shareholders received per-share distributions of
33.6 cents ($0.336) in dividend income, 28.71 cents ($0.2871) in short-term capital gains, and 50.79 cents ($0.5079) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $21.98 on April 30, 1998, and an annualization of April's monthly dividend of 5.2 cents ($0.052) per share, the fund's distribution rate was 2.84%.

Franklin Equity Income Fund - Class I
Periods ended 4/30/98
                                                                    Since
                                                                 Inception
                                  1-Year     5-Year    10-Year   (3/15/88)
Cumulative Total Return1          31.61%     110.26%   305.54%   304.73%
Average Annual Total Return2      25.68%      14.96%    14.50%    14.29%
Value of $10,000 Investment3    $12,568     $20,079   $38,731    $38,657
Distribution Rate4                    2.84%
30-Day Standardized Yield5            2.97%
                          4/30/94  4/30/95  4/30/96   4/30/97   4/30/98
One-Year Total Return6      4.88%   12.79%   18.54%    13.94%      31.61%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.5% initial sales charge. See Note below.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. Distribution rate is based on an annualization of April's 5.2 cent per share monthly dividend and the maximum offering price of $21.98 on April 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
6. Total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense waivers by the fund's manager increased the fund's total returns.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin Equity Income Fund - Class II reported a +14.60% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The fund's share price, as measured by net asset value, increased $1.67, from $19.26 on October 31, 1997, to $20.93 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 26.12 cents ($0.2612) in dividend income, 28.71 cents ($0.2871) in short-term capital gains, and 50.79 cents ($0.5079) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not predictive of future trends.

Based on the maximum offering price of $21.14 on April 30, 1998, and an annualization of April's monthly dividend of 3.91 cents ($0.0391) per share, the fund's distribution rate was 2.22%.

Franklin Equity Income Fund - Class II
Periods ended 4/30/98
                                                     Since
                                                   Inception
                                         1-Year    (10/2/95)
Cumulative Total Return1                 30.52%      60.89%
Average Annual Total Return2             28.25%      19.82%
Value of $10,000 Investment3           $12,825     $15,933
Distribution Rate4            2.22%
30-Day Standardized Yield5    2.34%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
4. Distribution rate is based on an annualization of April's 3.91 cent per share monthly dividend and the maximum offering price of $21.14 on April 30, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN ADJUSTABLE RATE
SECURITIES FUND

Your Fund's Objective: Franklin Adjustable Rate Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities, by investing in a portfolio of adjustable-rate securities.

The fund's investment objective is to seek stability of principal with high current income. It accomplishes this objective by investing in a portfolio of adjustable-rate mortgage-backed securities (ARMs). These securities have coupons that adjust with movements in various short-term interest rates. As a consequence, the prices of these securities remain fairly stable as rates rise and fall, thus keeping the fund's net asset value stable. Our portfolio concentrates on seasoned ARMs, with slow and stable prepayment histories. Such bonds generally produce higher yields and have lower price volatility relative to other ARM sectors.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 75 of this report.

Interest rates declined in the six-month period under review. Despite a continued strong domestic economy, bonds benefited from a combination of dormant inflation pressures and concerns about the ongoing financial crises in Asia. In addition, the yield curve became flatter during the period, with long-term interest rates declining more than short-term rates. When the curve flattens, the gap between short and long rates narrows. For example, the yield spread between the 2-year and 30-year Treasuries narrowed from 54 basis points at the beginning of the period to 36 basis points on April 30, 1998. The Federal Reserve Board (the Fed) took no actions during the six months, maintaining a neutral posture in light of the opposing forces of a strong domestic economy and the Asian situation's possible weakening effects.

The yield curve's flattening in the six-month reporting period has important implications for ARM securities going forward. In general, a flat yield curve leads to higher prepayments on ARM securities. This is because most ARMs are tied to short-term interest rates such as the 1-year Constant Maturity Treasury (CMT), the 6-month Treasury bill, or the 11th District Cost of Funds Index. In contrast, fixed-rate mortgages (FRMs) are tied to movements in longer-term rates, such as the 10-year Treasury. With less difference between short and long rates, ARM borrowers have an increased economic incentive to refinance into an FRM.

ARM prepayments have risen substantially in the past few months. If the yield curve remains flat, or even inverts, ARM prepayments should remain at high levels, reducing income and limiting price appreciation. This is where our emphasis on seasoned CMT ARMs could prove most beneficial to shareholders. The flat yield curve environment will probably have less negative impact on these securities. Seasoned ARMs have already been through one or more refinancing cycles, and, thus, are less likely to prepay than newer ARMs, which are refinanceable for the first time.

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Going forward, the stronger of two opposing economic forces seems likely to determine the direction of interest rates. On the one hand, there is fear that the recent crises in Asia will spread and create a persistent economic drag in the U.S., keeping inflation subdued and possibly even leading to deflation. This should push long-term interest rates lower and force the Fed to ease. The other argument is that U.S. demand will remain strong and the Asian situation will prove to have less impact than feared. Meanwhile, inflation, led by higher wage costs, will finally rear its ugly head, forcing the Fed to tighten and increase interest rates, leading to higher overall rate levels. In the near term, it is likely that neither factor will completely dominate the other and that interest rates will remain in a narrow trading range, with the 30-year Treasury fluctuating between 5.75% and 6.25%.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

T. Anthony Coffey

Jack Lemein

Roger A. Bayston

Portfolio Management Team
Franklin Adjustable Rate Securities Fund


PERFORMANCE SUMMARY

Franklin Adjustable Rate Securities Fund's share price, as measured by net asset value, decreased 1 cent, from $9.96 on October 31, 1997, to $9.95 on April 30, 1998.

During the reporting period, shareholders received per-share distributions of
28.3339 cents ($0.283339) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $10.18 on April 30, 1998, and an annualization of the current monthly dividend of 4.6129 cents ($0.046129) per share, your fund's distribution rate was 5.44%.

The fund reported a +2.78% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

GRAPHIC MATERIAL 18 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Adjustable Rate Securities Fund
Periods ended 4/30/98
                                                          Since
                                                        Inception
                                   1-Year    5-Year     (12/26/91)
Cumulative Total Return1           6.46%     29.06%        39.98%
Average Annual Total Return2       4.04%      4.76%        5.07%
Distribution Rate3           5.44%
30-Day Standardized Yield4   5.30%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the 4.6129 cent per share monthly dividend and the maximum offering price of $10.18 on April 30, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.
Franklin Advisers, Inc., the fund's administrator and the manager of the fund's underlying portfolio, has agreed in advance to waive a portion of its fees. Without these reductions, the fund's total return and distribution rate would have been lower, and the yield would have been 5.11%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights
Franklin Global Government Income Fund



                                                                             Class I
                                         Six Months Ended
                                          April 30, 1998        Year Ended October 31,
                                            (UNAUDITED)   1997       1996       1995       1994     1993***
                                            ---------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period          $8.41      $8.65      $8.31      $8.06      $9.33         $8.61
                                              ---------------------------------------------------------------
Income from investment operations:
 Net investment income..............            .31        .60        .61        .67       1.30           .58
 Net realized and unrealized gains (losses)     .01       (.22)       .33        .29      (1.81)          .72
                                              ---------------------------------------------------------------
Total from investment operations....            .32        .38        .94        .96       (.51)         1.30
                                              ---------------------------------------------------------------
Less distributions from:
 Net investment income..............           (.30)      (.61)      (.60)      (.64)      (.08)         (.58)
 In excess of net investment income            (.01)      (.01)        --         --         --             --
 Tax return of capital..............             --         --         --       (.07)      (.60)            --
 Net realized gains.................             --         --         --         --       (.08)            --
                                              ---------------------------------------------------------------
Total distributions ................           (.31)      (.62)      (.60)      (.71)      (.76)         (.58)
                                              ---------------------------------------------------------------
Net asset value, end of period......          $8.42      $8.41      $8.65      $8.31      $8.06          $9.33
                                              ===============================================================

Total return*.......................           3.87%      4.31%     11.80%     12.65%     (5.72%)       15.14%

Ratios/supplemental data
Net assets, end of period (000's)...        $114,102   $118,348   $137,626   $164,970   $187,204      $195,627
Ratios to average net assets:
 Expenses...........................            .93%**     .90%       .85%       .96%       .89%       .77%**
 Net investment income..............           7.33%**    6.97%      7.68%      8.29%      8.54%      6.74%**
Portfolio turnover rate.............          19.16%    193.30%    139.71%    103.49%     80.69%     67.36%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)
Franklin Global Government Income Fund (cont.)



                                                                                        Class II
                                                       ------------------------------------------------------
                                                            Six Months Ended
April 30, 1998                                           Year Ended October 31,
                                                               (unaudited)   1997       1996          1995***
                                                       ------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................         $8.41      $8.65      $8.31      $8.03
                                                       ------------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .29        .55        .56        .31
 Net realized and unrealized gains (losses)................           .02       (.22)       .33        .30
Total from investment operations...........................           .31        .33        .89        .61
Less distributions from:
 Net investment income ....................................          (.28)      (.56)      (.55)      (.30)
 In excess of net investment income........................          (.01)      (.01)     --         --
 Tax return of capital.....................................         --         --         --          (.03)
                                                       ------------------------------------------------------
Total distributions .......................................          (.29)      (.57)      (.55)      (.33)
                                                       ------------------------------------------------------
Net asset value, end of period.............................         $8.43      $8.41      $8.65      $8.31
                                                       ======================================================

Total return*..............................................          3.71%      3.74%     11.19%      7.09%

Ratios/supplemental data
Net assets, end of period (000's)..........................        $5,605     $4,473     $3,700     $1,193
Ratios to average net assets:
 Expenses..................................................          1.48%**    1.46%      1.40%      1.54%**
 Net investment income ....................................          6.78%**    6.43%      7.17%      7.41%**
Portfolio turnover rate ...................................         19.16%    193.30%    139.71%    103.49%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***For the period May 1, 1995 (effective date) to October 31, 1995.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)
Franklin Global Government Income Fund (cont.)



                                                                                       Advisor Class
                                                                        -------------------------------
                                                                         Six Months Ended   Year Ended
                                                                          April 30, 1998    October 31,
                                                                            (unaudited)       1997***
                                                                        -------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................         $8.41            $8.71
                                                                        -------------------------------
Income from investment operations:
 Net investment income..................................................           .31              .49
 Net realized and unrealized gains (losses).............................           .02             (.28)
                                                                        -------------------------------
Total from investment operations........................................           .33              .21
                                                                        -------------------------------
Less distributions from:
 Net investment income..................................................          (.30)            (.49)
 In excess of net investment income ....................................          (.01)            (.02)
                                                                        --------------------------------
Total distributions.....................................................          (.31)            (.51)
                                                                        --------------------------------
Net asset value, end of period..........................................         $8.43            $8.41
                                                                        ================================

Total return*...........................................................          4.04%            2.49%

Ratios/supplemental data
Net assets, end of period (000's).......................................          $721             $741
Ratios to average net assets:
 Expenses**.............................................................           .83%             .82%
 Net investment income**................................................          7.43%            7.08%
Portfolio turnover rate.................................................         19.16%          193.30%


*Total return is not annualized.
**Annualized.
***For the period January 2, 1997 (effective date) to October 31, 1997.

                                            See notes to financial statements.



FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, April 30, 1998 (unaudited)
                                                                                                PRINCIPAL
 Franklin Global Government Income Fund                                                          AMOUNT*                VALUE
 Government Bonds 94.3%

 Argentina 6.5%
 Republic of Argentina

10.95%, 11/01/99..................................................................             $ 3,215,000          $ 3,375,750
8.75%, 5/09/02....................................................................               3,100,000            3,039,550
8.375%, 12/20/03..................................................................                 510,000              504,263
11.375%, 1/30/17..................................................................                 325,000              360,546
9.75%, 9/19/27....................................................................                 600,000              580,500
                                                                                                                   ------------
                                                                                                                      7,860,609
                                                                                                                   ------------
 Australia 4.1%
Government of Australia, 9.50%, 8/15/03 ..........................................               6,496,000      AUD   4,995,314
                                                                                                                   ------------
Brazil 7.1%
Republic of Brazil
FRN, 6.688%, 4/15/09..............................................................               3,950,000            3,332,813
FRN, 6.688%, 4/15/12..............................................................               1,250,000              992,188
8.00%, 4/15/14....................................................................               3,097,777            2,573,193
10.125%, 5/15/27..................................................................               1,700,000            1,659,625
                                                                                                                   ------------
                                                                                                                      8,557,819
                                                                                                                   ------------
 Canada 8.3%
Government of Canada
10.50%, 7/01/00...................................................................               4,675,000      CAD   3,621,601
10.50%, 3/01/01...................................................................               5,000,000      CAD   3,976,403
10.00%, 5/01/02...................................................................               3,005,000      CAD   2,457,299
                                                                                                                   ------------
                                                                                                                     10,055,303
                                                                                                                   ------------
 Denmark 1.8%
 Kingdom of Denmark
9.00%, 11/15/00...................................................................               3,385,000      DKK     544,863
8.00%, 5/15/03....................................................................              10,065,000      DKK   1,662,608
                                                                                                                   ------------
                                                                                                                      2,207,471
                                                                                                                   ------------
 Germany 11.0%
 Federal Republic of Germany
7.75%, 2/21/00....................................................................              12,010,000      DEM   7,098,248
8.00%, 7/22/02....................................................................               9,735,000      DEM   6,110,618
                                                                                                                   ------------
                                                                                                                     13,208,866
                                                                                                                   ------------
 Italy 9.7%
 Buoni Poliennali del Tesoro
12.00%, 1/17/99...................................................................           1,925,000,000      ITL   1,134,826
10.50%, 9/01/05...................................................................           1,610,000,000      ITL   1,202,355
Government of Italy
10.50%, 7/15/00...................................................................          10,365,000,000      ITL   6,547,332
10.50%, 4/28/14...................................................................               1,200,000      GBP   2,828,747
                                                                                                                   ------------
                                                                                                                     11,713,260
                                                                                                                   ------------

 Mexico 5.1%
 United Mexican States
9.75%, 2/06/01....................................................................             $ 1,950,000          $ 2,069,437
9.875%, 1/15/07...................................................................               1,375,000            1,476,406
11.375%, 9/15/16..................................................................               1,115,000            1,310,125
6.25%, 12/31/19, Series A, with warrants .........................................               1,450,000            1,227,063
                                                                                                                   ------------
                                                                                                                      6,083,031
                                                                                                                   ------------
 New Zealand 1.8%
Government of New Zealand, 6.50%, 2/15/00 ........................................               3,995,000      NZD   2,173,623
                                                                                                                   ------------
Panama .5%
Republic of Panama, 8.875%, 9/30/27...............................................                 650,000              638,625
                                                                                                                   ------------
Spain 6.8%
Government of Spain
12.25%, 3/25/00...................................................................             609,440,000      ESP   4,554,756
10.10%, 2/28/01...................................................................             323,900,000      ESP   2,432,624
10.90%, 8/30/03...................................................................             139,140,000      ESP   1,167,146
                                                                                                                   ------------
                                                                                                                      8,154,526
                                                                                                                   ------------
 Sweden 5.2%
 Kingdom of Sweden
13.00%, 6/15/01...................................................................               7,800,000      SEK   1,240,090
10.25%, 5/05/03...................................................................              23,300,000      SEK   3,704,792
8.00%, 8/15/07....................................................................               8,500,000      SEK   1,321,906
                                                                                                                   ------------
                                                                                                                      6,266,788
                                                                                                                   ------------
 United Kingdom 3.4%
United Kingdom, 8.00%, 12/07/00...................................................               2,350,000      GBP   4,085,114
                                                                                                                   ------------
United States 20.6%
U.S. Treasury Bond, 6.375%, 8/15/02 ..............................................               2,760,000            2,832,453
U.S. Treasury Notes
6.625%, 4/30/02...................................................................               4,335,000            4,481,311
7.25%, 8/15/04....................................................................               6,564,000            7,089,127
6.125%, 8/15/07...................................................................               6,771,000            6,959,322
6.125%, 11/15/27..................................................................               3,306,000            3,386,587
                                                                                                                   ------------
                                                                                                                     24,748,800
                                                                                                                   ------------
 Venezuela 2.4%
 Republic of Venezuela
144A, 9.125%, 6/18/07.............................................................               1,220,000            1,221,585
9.25%, 9/15/27....................................................................               1,930,000            1,709,256
                                                                                                                   ------------
                                                                                                                      2,930,841
                                                                                                                   ------------
Total Government Bonds (Cost $116,920,626)........................................                                  113,679,990
                                                                                                                   ------------

aRepurchase Agreement 3.9%
Bankers Trust Corp., 5.50%, 5/01/98 (Maturity Value $4,639,709)
 (Cost $4,639,000) ...............................................................             $ 4,639,000          $ 4,639,000
  Collateralized by U.S. Treasury Notes
Total Investments (Cost $121,559,626) 98.2% ......................................                                  118,318,990
Other Assets, less Liabilities 2.3%...............................................                                    2,746,739
Net Equity in Forward Contracts (.5%).............................................                                    (638,288)
                                                                                                                   ------------
Total Net Assets 100.0% ..........................................................                                 $120,427,441
                                                                                                                   ============

CURRENCY ABBREVIATIONS:
AUD  -Australian Dollar
CAD  -Canadian Dollar
DEM  -German Mark
DKK  -Danish Krone
ESP  -Spanish Peseta
GBP  -British Pound
ITL  -Italian Lira
NZD  -New Zealand Dollar
SEK  -Swedish Krone
PORTFOLIO ABBREVIATIONS:
FRN  -Floating Rate Notes


*Securities traded in U.S. dollars unless otherwise indicated.
aAt April 30, 1998 all repurchase agreements held by the Fund had been entered into on that date.



FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights
Franklin Short-Intermediate U.S. Government Securities Fund

                                                                             Class I
                                    ----------------------------------------------------------------------------
                                       Six Months Ended
April 30, 1998                       Year Ended October 31,
                                           (unaudited)   1997       1996       1995       1994          1993***
                                    ----------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period         $10.29     $10.28     $10.35     $10.03     $10.80         $10.57
                                    ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income..............            .27        .57        .58        .56        .49        .38
 Net realized and unrealized gains (losses)    (.01)       .02       (.08)       .31       (.70)       .25
                                    ----------------------------------------------------------------------------
Total from investment operations....            .26        .59        .50        .87       (.21)       .63
                                    ----------------------------------------------------------------------------
Less distributions from:
 Net investment income..............           (.28)      (.58)      (.57)      (.55)      (.47)      (.39)
 Net realized gains.................             --         --         --         --       (.09)      (.01)
                                    ----------------------------------------------------------------------------
Total distributions.................           (.28)      (.58)      (.57)      (.55)      (.56)      (.40)
                                    ----------------------------------------------------------------------------
Net asset value, end of period......         $10.27     $10.29     $10.28     $10.35     $10.03     $10.80
                                    ============================================================================
Total return*.......................           2.63%      5.88%      4.97%      8.90%     (1.99%)     5.90%

Ratios/supplemental data
Net assets, end of period (000's)...        $187,528   $192,051   $196,042   $208,057   $225,352   $273,678
Ratios to average net assets:
 Expenses...........................            .78%**     .78%       .74%       .73%       .65%       .55%**
 Expenses excluding waiver and payments
 by affiliate.......................          --         --         --         --           .68%       .63%**
 Net investment income..............           5.30%**    5.51%      5.64%      5.42%      4.75%      4.75%**
Portfolio turnover rate.............          37.06%     40.56%     72.62%     56.34%     99.09%     31.71%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)
Franklin Short-Intermediate U.S. Government Securities Fund (cont.)



                                                                                  Advisor Class
                                                                      -----------------------------------
                                                                         Six Months Ended
April 30, 1998                                                        Year Ended October 31,
                                                                            (unaudited)           1997***
                                                                      -----------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................................        $10.30           $10.24
                                                                      -----------------------------------
Income from investment operations:
 Net investment income..................................................           .29              .47
 Net realized and unrealized gains (losses).............................          (.03)             .07
                                                                      -----------------------------------
Total from investment operations........................................           .26              .54
Less distributions from net investment income...........................          (.30)            (.48)
                                                                      -----------------------------------
Net asset value, end of period..........................................        $10.26           $10.30
                                                                      ===================================
Total return*...........................................................          2.58%            5.45%

Ratios/supplemental data
Net assets, end of period (000's).......................................     $2,512             $385
Ratios to average net assets:
 Expenses**.............................................................           .68%             .70%
 Net investment income**................................................          5.34%            5.35%
Portfolio turnover rate.................................................         37.06%           40.56%


*Total return is not annualized.
**Annualized.
***For the period January 2, 1997 (effective date) to October 31, 1997.

                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, April 30, 1998 (unaudited)


                                                                                               PRINCIPAL
 Franklin Short-Intermediate U.S. Government Securities Fund                                    AMOUNT               VALUE
 U.S. Government Securities 98.5%

 U.S. Treasury Notes, 5.875%, 9/30/02 ...........................................             $24,000,000         $ 24,180,024
 U.S. Treasury Notes, 7.50%, 11/15/01............................................              25,000,000           26,453,150
 U.S. Treasury Notes, 5.625%, 2/28/01............................................              25,000,000           25,007,825
 U.S. Treasury Notes, 5.875%, 6/30/00............................................              36,000,000           36,202,536
 U.S. Treasury Notes, 5.75%, 9/30/99.............................................              20,000,000           20,043,760
 U.S. Treasury Notes, 6.00%, 8/15/99.............................................              26,000,000           26,138,138
 U.S. Treasury Notes, 6.375%, 5/15/99 ...........................................              20,000,000           20,156,260
 U.S. Treasury Notes, 6.50%, 4/30/99 ............................................               9,000,000            9,084,384
                                                                                                                --------------
 Total Investments (Cost $185,458,378) ..........................................                                  187,266,077
 Other Assets, less Liabilities 1.5%.............................................                                    2,774,520
                                                                                                                --------------
 Net Assets 100.0%...............................................................                                 $190,040,597
                                                                                                                ==============


                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights
Franklin Convertible Securities Fund



                                                                             Class I
                                    ------------------------------------------------------------------------
                                        Six Months Ended
April 30, 1998                       Year Ended October 31,
                                           (unaudited)    1997       1996       1995       1994     1993****
                                    ------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period         $14.74     $13.45     $12.73     $12.34     $12.79    $11.44
                                    ------------------------------------------------------------------------
Income from investment operations:
 Net investment income..............            .31        .64        .61        .58        .59       .45
 Net realized and unrealized gains (losses)     .42       2.15       1.39       1.10       (.33)     1.41
                                    ------------------------------------------------------------------------
Total from investment operations....            .73       2.79       2.00       1.68        .26      1.86
                                    ------------------------------------------------------------------------
Less distributions from:
 Net investment income..............           (.35)      (.60)      (.60)      (.59)      (.59)     (.51)
 Net realized gains.................          (1.04)      (.90)      (.68)      (.70)      (.12)        --
                                    ------------------------------------------------------------------------
Total distributions ................          (1.39)     (1.50)     (1.28)     (1.29)      (.71)     (.51)
                                    ------------------------------------------------------------------------
Net asset value, end of period......         $14.08     $14.74     $13.45     $12.73     $12.34    $12.79
                                    ========================================================================

Total return*.......................           5.38%     22.47%     16.71%     15.18%      2.07%    16.50%

Ratios/supplemental data
Net assets, end of period (000's)...        $224,824   $212,631   $130,951    $83,523    $66,869   $47,440
Ratios to average net assets:
 Expenses...........................            .96%**    1.01%      1.02%      1.03%       .84%      .25%**
 Expenses excluding waiver and payments
 by affiliate.......................             --         --         --         --        .92%      .86%**
 Net investment income..............           4.46%**    4.81%      4.79%      4.82%      4.84%     5.25%**
Portfolio turnover rate.............          45.53%    141.49%    129.83%    108.64%     68.39%    31.05%
Average commission rate paid***.....           $.0501     $.0534     $.0495       --         --        --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the nine months ended October 31, 1993.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)
Franklin Convertible Securities Fund (cont.)



                                                                                   Class II
                                                            -----------------------------------------------
                                                             Six Months Ended
                                                              April 30, 1998     Year Ended October 31,
                                                               (unaudited)     1997       1996     1995****
                                                            -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................        $14.68     $13.41     $12.71    $13.06
                                                            -----------------------------------------------
Income from investment operations:
 Net investment income.....................................           .25        .54        .51       .07
 Net realized and unrealized gains (losses)................           .42       2.13       1.40      (.37)
                                                            -----------------------------------------------
Total from investment operations...........................           .67       2.67       1.91      (.30)
                                                            -----------------------------------------------
Less distributions from:
 Net investment income.....................................          (.29)      (.50)      (.53)     (.05)
 Net realized gains........................................         (1.04)      (.90)      (.68)    --
                                                            -----------------------------------------------
Total distributions........................................         (1.33)     (1.40)     (1.21)     (.05)
                                                            -----------------------------------------------
Net asset value, end of period.............................        $14.02     $14.68     $13.41    $12.71
                                                            ===============================================
Total return*..............................................          4.98%     21.54%     15.92%    (2.33%)

Ratios/supplemental data
Net assets, end of period (000's)..........................       $52,030    $35,282    $10,861      $209
Ratios to average net assets:
 Expenses..................................................          1.70%**    1.74%      1.79%     1.60%**
 Net investment income.....................................          3.74%**    4.04%      4.00%     3.64%**
Portfolio turnover rate....................................         45.53%    141.49%    129.83%   108.64%
Average commission rate paid***............................        $.0501     $.0534     $.0495        --



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the period October 1, 1995 (effective date) to October 31, 1995.


See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, April 30, 1998 (unaudited)



  Franklin Convertible Securities Fund                                                              SHARES          VALUE
  Common Stocks 5.0%
  Computers .5%
a   JetFax, Inc. .................................................................                 110,000        $ 680,625
a   Vanstar Corp. ................................................................                  60,000          798,750
                                                                                                             --------------
                                                                                                                  1,479,375
                                                                                                             --------------
Electronics 1.0%
a   Kent Electronics Corp. .......................................................                  60,000        1,320,000
a   Xilinx, Inc. .................................................................                  30,000        1,372,500
                                                                                                             --------------
                                                                                                                  2,692,500
                                                                                                             --------------
Energy 2.1%
Enron Corp. ......................................................................                  70,000        3,443,125
a   NRG Generating (U.S.), Inc. ..................................................                 148,200        2,241,525
                                                                                                             --------------
                                                                                                                  5,684,650
                                                                                                             --------------
 Food & Beverages .1%
a   Diageo, Plc., B Shares (United Kingdom).......................................                  29,733          247,323
                                                                                                             --------------
Metals & Mining .5%
a   Atchison Casting Corp. .......................................................                  80,000        1,515,000
                                                                                                             --------------
Tobacco .8%
Philip Morris Cos., Inc. .........................................................                  60,000        2,238,750
                                                                                                             --------------
Total Common Stocks (Cost $13,980,214) ...........................................                               13,857,598
                                                                                                             --------------
Convertible Preferred Stocks 30.8%
Consumer Products 2.9%
Cendant Corp., 7.50% cvt. pfd. ...................................................                 135,000        5,560,313
Newell Financial Trust I, 5.25% cvt. pfd., 144A ..................................                  44,100        2,521,969
                                                                                                             --------------
                                                                                                                  8,082,282
                                                                                                             --------------
  Energy 7.2%
AES Corp., 5.50% cvt. pfd., 144A .................................................                  60,000        3,510,000
cCMS Energy Trust I, 7.75% cvt. pfd. .............................................                  73,000        4,361,750
El Paso Energy Capital Trust I, 4.75% cvt. pfd. ..................................                 128,000        6,728,000
Enron Corp., 6.25% cvt. pfd. .....................................................                  85,000        1,827,500
EVI, Inc., 5.00% cvt. pfd., 144A .................................................                  60,000        2,857,500
Nuevo Financing I, 5.75% cvt. pfd., Series A .....................................                  13,100          615,700
                                                                                                             --------------
                                                                                                                 19,900,450
                                                                                                             --------------
  Financial Services 2.1%
National Australia Bank, 7.875% cvt. pfd. (Australia).............................                  42,900        1,262,869
WBK STRYPES Trust, 10.00% cvt. pfd. ..............................................                 130,000        4,436,250
                                                                                                             --------------
                                                                                                                  5,699,119
                                                                                                             --------------
  Food & Beverages 1.1%
Ralston Purina/Interstate Bakeries Corp., 7.00% cvt. pfd. ........................                  50,500        3,074,188
                                                                                                             --------------
Health Care .5%
GS Financial Products/Oxford Health Plans, 7.00% cvt. pfd. .......................                  60,000        1,455,000
                                                                                                             --------------

  Insurance 3.2%
American Heritage Life Investment Corp., 8.50% cvt. pfd. .........................                  28,300      $ 1,853,650
Life Re Capital Trust II, 6.00% cvt. pfd. ........................................                  60,600        4,374,563
Protective Life Capital Trust II, 6.50% cvt. pfd. ................................                  40,000        2,500,000
                                                                                                             --------------
                                                                                                                  8,728,213
                                                                                                             --------------
  Lodging 1.3%
Hilton Hotels Corp., 8.00% cvt. pfd. .............................................                  48,100        1,415,944
Host Marriott Corp., 6.75% cvt. pfd., 144A .......................................                  40,000        2,285,000
                                                                                                             --------------
                                                                                                                  3,700,944
                                                                                                             --------------
  Media & Broadcasting 1.3%
dTriathlon Broadcasting, 9.00% cvt. pfd. .........................................                 315,300        3,428,888
                                                                                                             --------------
Metals & Mining 1.0%
Armco, Inc., $3.625 cvt. pfd., Series A ..........................................                  11,400          612,750
WHX Corp., 6.50% cvt. pfd., Series A .............................................                  41,000        2,219,125
                                                                                                             --------------
                                                                                                                  2,831,875
                                                                                                             --------------
  Paper & Forest Products .4%
International Paper Co., 5.25% cvt. pfd. .........................................                  20,000        1,100,000
                                                                                                             --------------
Real Estate Investment Trusts 2.0%
FelCor Suite Hotels, Inc., $1.95 cvt. pfd., Series A .............................                  60,000        1,717,500
Reckson Associates Realty Corp., 7.625% cvt. pfd., Series A ......................                 160,000        3,910,000
                                                                                                             --------------
                                                                                                                  5,627,500
                                                                                                             --------------
  Retail .5%
Wendy's Financing I, 5.00% cvt. pfd., Series A ...................................                  25,000        1,384,375
                                                                                                             --------------
Telecommunications 1.9%
Nortel Inversora, SA, 10.00% cvt. pfd., MEDS (Argentina)..........................                  50,000        3,150,000
Salomon Smith Barney Holdings, Inc., 6.25%, cvt. pfd. ............................                  30,000        2,058,750
                                                                                                             --------------
                                                                                                                  5,208,750
                                                                                                             --------------
  Textiles & Apparel .6%
Designer Holdings, Ltd., 5.00% cvt. pfd. .........................................                  38,000        1,710,000
                                                                                                             --------------
Tobacco .5%
DIMON, Inc., 8.50% cvt. pfd. .....................................................                  87,200        1,471,500
                                                                                                             --------------
Transportation 4.3%
CNF Transportation, Inc., 5.00% cvt. pfd., Series A ..............................                  45,700        2,696,300
Union Pacific Capital Trust, 6.25% cvt. pfd., 144A ...............................                 173,400        9,233,550
                                                                                                             --------------
                                                                                                                 11,929,850
                                                                                                             --------------
Total Convertible Preferred Stocks (Cost $79,678,721) ............................                               85,332,934
                                                                                                             --------------

  Convertible Bonds 59.9%
  Aerospace/Defense 2.2%
DRS Technologies, Inc., cvt. senior sub. deb., 9.00%, 10/01/03 ...................               $ 375,000        $ 619,688
SPACEHAB, Inc., cvt. sub. notes, 144A, 8.00%, 10/15/07............................               5,000,000        5,375,000
                                                                                                             --------------
                                                                                                                  5,994,688
                                                                                                             --------------
  Business Services 1.9%
CORESTAFF, Inc., cvt. sub. notes, 2.94%, 8/15/04 .................................               1,250,000        1,307,812
Danka Business Systems, Plc., cvt. sub. notes, 6.75%, 4/01/02 (United Kingdom)....               1,500,000        1,455,000
Data Processing Resources Corp., cvt. sub. notes, 144A, 5.25%, 4/01/05 ...........               2,500,000        2,550,000
                                                                                                             --------------
                                                                                                                  5,312,812
                                                                                                             --------------
  Electronics 13.6%
Bay Networks, Inc., cvt. sub. deb., 144A, 5.25%, 5/15/03 .........................               4,500,000        4,263,750
Cymer, Inc., cvt. sub. deb., 144A, 3.50% coupon to 8/06/00, 7.25% thereafter, 8/06/04            4,250,000        3,548,750
Dovatron International, Inc., cvt. sub. notes, 144A, 6.00%, 10/15/02 .............               7,100,000        9,176,750
Itron, Inc., cvt. sub. notes, 6.75%, 3/31/04 .....................................                 750,000          703,125
Kent Electronics Corp., cvt. sub. notes, 4.50%, 9/01/04 ..........................               3,500,000        2,961,875
Level One Communications, Inc., cvt. sub. notes, 4.00%, 9/01/04 ..................               1,500,000        2,025,000
Motorola, Inc., cvt. sub. deb., 0.00%, 9/07/09 ...................................               2,000,000        2,050,000
Motorola, Inc., cvt. sub. deb., 0.00%, 9/27/13 ...................................               7,000,000        5,223,750
Reptron Electronics, Inc., cvt. sub. notes, 6.75%, 8/01/04 .......................               1,300,000        1,001,000
Xilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02 ...................................               6,300,000        6,788,250
                                                                                                             --------------
                                                                                                                 37,742,250
                                                                                                             --------------
  Energy 9.6%
Baker Hughes, Inc., cvt. notes, 0.00%, 5/05/08 ...................................               5,000,000        4,087,500
Diamond Offshore Drilling, Inc., cvt. sub. notes, 3.75%, 2/15/07..................               6,800,000        9,197,000
Natwest Enron, cvt. notes, 144A, 3.50%, 9/01/04 ..................................               1,000,000        1,135,000
Pogo Producing Co., cvt. sub. notes, 5.50%, 6/15/06 ..............................               4,000,000        4,020,000
Pride International, Inc., cvt. sub. deb., 0.00%, 4/24/18 ........................               7,500,000        3,178,125
Seacor Holdings, Inc., cvt. sub. notes, 5.375%, 11/15/06 .........................               1,900,000        2,104,250
Swift Energy Co., cvt. sub. notes, 6.25%, 11/15/06 ...............................               2,750,000        2,725,937
                                                                                                             --------------
                                                                                                                 26,447,812
                                                                                                             --------------
  Environmental Services 1.3%
USA Waste Systems, Inc., cvt. sub. notes, 4.00%, 2/01/02 .........................               3,000,000        3,720,000
                                                                                                             --------------
Financial Services 1.4%
Leasing Solutions, Inc., cvt. sub. notes, 6.875%, 10/01/03 .......................               3,250,000        3,363,750
a,ePIV Investment Finance, cvt. sub. notes, 144A, 4.50%, 12/01/00 (Cayman Islands)               1,000,000          110,000
a,ePIV Investment Finance, cvt. sub. notes, 4.50%, 12/01/00 (Cayman Islands) .....               3,000,000          330,000
                                                                                                             --------------
                                                                                                                  3,803,750
                                                                                                             --------------

  Health Care 2.3%
Alza Corp., cvt. sub. notes, 0.00%, 7/14/14 ......................................               6,000,000        3,862,500
ESC Medical Systems, Ltd., cvt. sub. notes, 144A, 6.00%, 9/01/02 .................               2,500,000        2,495,312
                                                                                                             --------------
                                                                                                                  6,357,812
                                                                                                             --------------

  Industrial Services 3.9%
Mark IV Industries, Inc., cvt. sub. notes, 144A, 4.75%, 11/01/04 .................              $3,000,000      $ 2,787,180
Thermo Electron Corp., cvt. sub. deb., 144A, 4.25%, 1/01/03 ......................               4,000,000        4,645,000
Tower Automotive, Inc., cvt. sub. notes, 144A, 5.00%, 8/01/04 ....................               1,000,000        1,205,000
Tower Automotive, Inc., cvt. sub. notes, 5.00%, 8/01/04 ..........................               1,750,000        2,108,750
                                                                                                             --------------
                                                                                                                 10,745,930
                                                                                                             --------------
  Lodging 1.0%
ShoLodge, Inc., cvt. sub. deb., 7.50%, 5/01/04 ...................................               3,250,000        2,876,250
                                                                                                             --------------
Media & Broadcasting .8%
Tele-Communications International, Inc., cvt. sub. deb., 4.50%, 2/15/06 ..........               2,500,000        2,234,375
                                                                                                             --------------
Metals & Mining .8%
Quanex Corp., cvt. sub. deb., 6.88%, 6/30/07......................................               2,000,000        2,120,000
                                                                                                             --------------
Paper & Forest Products .5%
APP Global Finance V, Ltd., 144A, 2.00%, 7/25/00 (Cayman Islands).................               1,200,000        1,260,000
                                                                                                             --------------
Pharmaceuticals 1.8%
Athena Neurosciences, Inc., cvt. notes, 4.75%, 11/15/04 ..........................               2,000,000        2,297,500
Dura Pharmaceuticals, Inc., cvt. sub. notes, 3.50%, 7/15/02 ......................               3,000,000        2,587,500
                                                                                                             --------------
                                                                                                                  4,885,000
                                                                                                             --------------
  Real Estate Investment Trusts 1.9%
OMEGA Healthcare Investors, Inc., cvt. sub. deb., 8.50%, 2/01/01..................                 700,000          897,750
The Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ..........................               4,500,000        4,471,875
                                                                                                             --------------
                                                                                                                  5,369,625
                                                                                                             --------------
  Retail 4.4%
Michaels Stores, Inc., cvt. sub. notes, 6.75%, 1/15/03 ...........................               3,200,000        3,188,000
Rent-Way, Inc., cvt. sub. deb., 7.00%, 2/01/07....................................               2,125,000        5,134,531
Rite Aid Corp., cvt. sub. notes, 144A, 5.25%, 9/15/02 ............................               3,500,000        3,963,750
                                                                                                             --------------
                                                                                                                 12,286,281
                                                                                                             --------------
  Savings & Loans .5%
BankAtlantic Bancorp, Inc., cvt. sub. deb., 6.75%, 7/01/06 .......................                 600,000        1,275,750
                                                                                                             --------------
Technology Services 5.7%
Activison, Inc., cvt. sub. notes, 144A, 6.75%, 1/01/05 ...........................               4,000,000        3,460,000
HMT Technology Corp., cvt. sub. notes, 5.75%, 1/15/04 ............................               1,500,000        1,301,250
HNC Software, Inc., cvt. sub. notes, 4.75%, 3/01/03 ..............................               1,500,000        1,680,000
Read-Rite Corp., cvt. sub. notes, 6.50%, 9/01/04 .................................               3,000,000        2,431,875
Tecnomatix Technologies, Ltd., cvt. sub. notes, 144A, 5.25%, 8/15/04 (Israel).....               1,500,000        1,342,500
Vantive Corp., cvt. sub. notes, 144A, 4.75%, 9/01/02 .............................               1,250,000        1,276,562
Vantive Corp., cvt. sub. notes, 4.75%, 9/01/02 ...................................               1,850,000        1,889,312
Western Digital Corp., cvt. sub. deb., 144A, 0.00%, 2/18/18 ......................               6,000,000        2,235,000
Wind River Systems, Inc., cvt. sub. notes, 144A, 5.00%, 8/01/02 ..................                 300,000          301,500
                                                                                                             --------------
                                                                                                                 15,917,999
                                                                                                             --------------

  Telecommunications 3.4%
Bell Atlantic Financial Services, cvt. bonds, 144A, 5.75%, 4/01/03 ...............              $7,000,000      $ 7,297,500
Tel-Save Holdings, Inc., cvt. sub. notes, 144A, 4.50%, 9/15/02 ...................               1,000,000        1,037,500
Tel-Save Holdings, Inc., cvt. sub. notes, 144A, 5.00%, 12/15/04 ..................               1,000,000        1,025,000
                                                                                                             --------------
                                                                                                                  9,360,000
                                                                                                             --------------
  Utilities 1.5%
Huaneng Power International, Inc., Sponsored ADR, cvt. bonds,
144A, 1.75%, 5/21/04 (China)......................................................               4,250,000        4,313,750
                                                                                                             --------------
Veterinary Services 1.4%
Veterinary Centers of America, Inc., cvt. sub. deb., 144A, 5.25%, 5/01/06 ........               4,500,000        3,870,000
                                                                                                             --------------
Total Convertible Bonds (Cost $160,228,981) ......................................                              165,894,084
                                                                                                             --------------
Total Long-Term Investments (Cost $253,887,916) ..................................                              265,084,616
                                                                                                             --------------
b   Repurchase Agreements .9%
Joint Repurchase Agreement, 5.487%, 5/01/98 (Maturity Value $2,476,254) (Cost $2,475,877)       2,475,877         2,475,877
   BancAmerica Robertson Stephens
   Barclays Capital Group, Inc.
   Bear, Stearns & Co., Inc.
   BT Alex Brown, Inc.
   Chase Securities, Inc.
   Donaldson, Lufkin & Jenrette Securities Corp.
   Dresdner Kleinwort Benson, North America, L.L.C.
   Greenwich Capital Markets, Inc.
   Lehman Brothers Inc.
   Paribas Corp.
   SBC Warburg Dillon Read, Inc.
   UBS Securities, L.L.C.
  Collateralized by U.S. Treasury Bills & Notes
Total Investments (Cost $256,363,793) 96.6% ......................................                              267,560,493
Other Assets, less Liabilities 3.4% ..............................................                                9,292,880
                                                                                                             --------------
Net Assets 100.0% ................................................................                             $276,853,373
                                                                                                             ==============

PORTFOLIO ABBREVIATIONS:
MEDS - Mandatorially Exchangeable Debt Security

aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At April 30,1998, all repurchase agreements had been entered into on that date.
cSee Note 8 regarding restricted securities.
dThe Investment Company Act of 1940 defines affiliated companies as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at April 30, 1998 were $3,428,888.
eSee Note 7 regarding defaulted securities.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights
Franklin Adjustable U.S. Government Securities Fund



                                                                             Class I
                                        -----------------------------------------------------------------------
                                         Six Months Ended
                                          April 30, 1998                    Year Ended October 31,
                                            (unaudited)   1997      1996       1995       1994          1993***
                                         ----------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period          $9.48      $9.37      $9.34      $9.20      $9.77         $9.86
                                         ----------------------------------------------------------------------
Income from investment operations:
 Net investment income..............            .27        .55        .56        .54        .35           .28
 Net realized and unrealized gains (losses)    (.05)       .10        .03        .14       (.61)         (.09)
                                         ----------------------------------------------------------------------
Total from investment operations....            .22        .65        .59        .68       (.26)          .19
Less distributions from net investment income  (.27)      (.54)      (.56)      (.54)      (.31)         (.28)
                                         ----------------------------------------------------------------------
Net asset value, end of period......          $9.43      $9.48      $9.37      $9.34      $9.20         $9.77
                                         ======================================================================
Total return*.......................           2.35%      7.18%      6.54%      7.57%     (2.65%)        1.99%

Ratios/supplemental data
Net assets, end of period (000's)...       $310,030   $334,990   $397,078   $509,371   $700,617     $1,813,504
Ratios to average net assets:
 Expenses****.......................            .74%**     .75%       .69%       .61%       .42%       .65%**
 Expenses excluding waiver and payments
  by affiliate****..................            .92%**     .93%       .86%       .86%       .82%       .79%**
 Net investment income..............           5.64%**    5.81%      5.87%      5.76%      3.67%      3.92%**
Portfolio turnover rate.............          19.60%     43.68%     23.52%     17.81%      5.99%      6.97%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.
****Includes the Fund's share of the Portfolio's allocated expenses.

                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, April 30, 1998 (unaudited)


Franklin Adjustable U.S. Government Securities Fund                                               SHARES            VALUE
Mutual Funds 100.3%

U.S. Government Adjustable Rate Mortgage Portfolio (Note 1) ....................                32,974,413    $310,948,716
                                                                                                           ---------------
Total Investments (Cost $331,767,271) 100.3% ...................................                               310,948,716
Other Assets, Less Liabilities (.3)% ...........................................                                 (918,664)
                                                                                                           ---------------
Net Assets 100.0%...............................................................                              $310,030,052
                                                                                                           ===============


                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights
Franklin Equity Income Fund



                                                                             Class I
                                        -------------------------------------------------------------------
                                        Six Months Ended
                                         April 30, 1998                    Year Ended October 31,
                                           (unaudited)    1997       1996       1995       1994    1993****
                                        -------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period         $19.31     $16.41     $15.19     $14.14    $14.91     $13.46
                                        -------------------------------------------------------------------
Income from investment operations:
 Net investment income..............            .31        .64        .64        .63        .62       .60
 Net realized and unrealized gains (losses)    2.51       3.23       1.63       1.27       (.36)     1.44
                                        -------------------------------------------------------------------
Total from investment operations....           2.82       3.87       2.27       1.90        .26      2.04
                                        -------------------------------------------------------------------
Less distributions from:
 Net investment income..............           (.34)      (.64)      (.65)      (.61)      (.72)     (.50)
 Net realized gains.................           (.80)      (.33)      (.40)      (.24)      (.31)     (.09)
                                        -------------------------------------------------------------------
Total distributions.................          (1.14)      (.97)     (1.05)      (.85)     (1.03)     (.59)
                                        -------------------------------------------------------------------
Net asset value, end of period......         $20.99     $19.31     $16.41     $15.19     $14.14    $14.91
                                        ===================================================================
Total return*.......................          15.05%     24.40%     15.39%     14.10%      1.83%    15.27%

Ratios/supplemental data
Net assets, end of period (000's)...        $440,140   $352,555   $246,952   $168,897    $92,763   $42,177
Ratios to average net assets:
 Expenses...........................            .90%**     .97%       .98%      1.00%       .77%      .25%**
 Expenses excluding waiver and payments
  by affiliate......................             --         --         --       1.02%       .95%      .87%**
 Net investment income..............           3.02%**    3.62%      4.11%      4.44%      4.53%     5.86%**
Portfolio turnover rate.............          14.87%     29.04%     24.15%     27.86%     39.51%    19.33%
Average commission rate paid***.....           $.0500     $.0488     $.0514       --         --        --


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the nine months ended October 31, 1993.
+Includes distributions in excess of net investment income in the amount of $.002.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)
Franklin Equity Income Fund (cont.)


                                                                                        Class II
                                                            -----------------------------------------------
                                                            Six Months Ended
                                                             April 30, 1998       Year Ended October 31,
                                                              (unaudited)      1997       1996     1995****
                                                            -----------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................        $19.26     $16.38     $15.19    $15.38
                                                            -----------------------------------------------
Income from investment operations:
 Net investment income.....................................           .24        .50        .52       .05
 Net realized and unrealized gains (losses)................          2.49       3.22       1.63      (.19)
                                                            -----------------------------------------------
Total from investment operations...........................          2.73       3.72       2.15      (.14)
                                                            -----------------------------------------------
Less distributions from:
 Net investment income.....................................          (.26)      (.51)      (.56)     (.05)
 Net realized gains........................................          (.80)      (.33)      (.40)    --
                                                            -----------------------------------------------
Total distributions........................................         (1.06)      (.84)      (.96)     (.05)
                                                            -----------------------------------------------
Net asset value, end of period.............................        $20.93     $19.26     $16.38    $15.19
                                                            ===============================================
Total return*..............................................         14.60%     23.40%     14.53%     (.93%)

Ratios/supplemental data
Net assets, end of period (000's)..........................       $77,348    $45,277    $18,227      $386
Ratios to average net assets:
 Expenses..................................................          1.64%**    1.72%      1.73%     1.99%**
 Net investment income.....................................          2.22%**    2.78%      3.33%     3.57%**
Portfolio turnover rate....................................         14.87%     29.04%     24.15%    27.86%
Average commission rate paid***............................          $.0500     $.0488     $.0514      --

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to October 31, 1996, disclosure of average commission rate was not required.
****For the period October 1, 1995 (effective date) to October 31, 1995. +Includes distributions in excess of net investment income in the amount of
 $.002.

                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, April 30, 1998 (unaudited)



 Franklin Equity Income Fund                                                                         SHARES         VALUE
 Common Stocks 88.4%
 Chemicals 4.5%
ARCO Chemical Co. ................................................................                  75,000      $ 3,984,375
Chemed Corp. .....................................................................                 130,000        5,208,125
Dow Chemical Co. .................................................................                  65,000        6,284,688
Imperial Chemical Industries, Plc., Sponsored ADR (United Kingdom)................                 104,000        7,559,500
                                                                                                              -------------
                                                                                                                 23,036,688
                                                                                                              -------------
 Consumer Products 1.9%
Eastman Kodak Co. ................................................................                  91,000        6,569,063
Fortune Brands, Inc. .............................................................                  91,500        3,374,063
                                                                                                              -------------
                                                                                                                  9,943,126
                                                                                                              -------------
 Financial Services 7.0%
Associates First Capital Corp., Class A ..........................................                  31,583        2,360,833
Banc One Corp. ...................................................................                  70,180        4,127,461
BankBoston Corp. .................................................................                  48,400        5,224,175
Mercantile Bancorp., Inc. ........................................................                  70,526        3,905,377
Morgan (J.P.) & Co., Inc. ........................................................                  30,500        4,003,125
National City Corp. ..............................................................                  96,700        6,696,475
PNC Bank Corp. ...................................................................                  87,300        5,276,194
Westpac Banking Corp., Ltd. (Australia)...........................................                 686,015        4,607,009
                                                                                                              -------------
                                                                                                                 36,200,649
                                                                                                              -------------
 Food & Beverage 2.2%
Anheuser-Busch Cos., Inc. ........................................................                 135,300        6,198,431
Heinz (H.J.) Co. .................................................................                  92,000        5,014,000
                                                                                                              -------------
                                                                                                                 11,212,431
                                                                                                              -------------
 Industrial Services 2.1%
Cooper Industries, Inc. ..........................................................                  71,700        4,794,938
Pall Corp. .......................................................................                 299,000        5,867,875
                                                                                                              -------------
                                                                                                                 10,662,813
                                                                                                              -------------
 Insurance 6.5%
Gallagher (Arthur J.) & Co. ......................................................                 187,300        8,217,788
IPC Holdings, Ltd. (Bermuda)......................................................                  65,000        2,104,375
Lincoln National Corp. ...........................................................                  85,500        7,593,469
Mid Ocean, Ltd. (Bermuda).........................................................                  87,300        6,580,238
Scor, SA (France).................................................................                  80,500        4,960,226
Willis Corroon Group, Plc., Sponsored ADS (United Kingdom)........................                 300,000        4,162,500
                                                                                                              -------------
                                                                                                                 33,618,596
                                                                                                              -------------
 Manufacturing 1.0%
Federal Signal Corp. .............................................................                 237,000        5,080,688
                                                                                                              -------------
Metals & Mining 1.1%
DeBeers Consolidated Mines, Ltd., Sponsored ADR (South Africa)....................                 227,000        5,845,250
                                                                                                              -------------
Oil 13.7%
Amoco Corp. ......................................................................                 203,400        9,000,450
Atlantic Richfield Co. ...........................................................                 179,400       13,993,200
Oil (cont.)
Chevron Corp. ....................................................................                 108,900      $ 9,004,669
Exxon Corp. ......................................................................                  99,400        7,249,988
Mobil Corp. ......................................................................                 100,600        7,947,400
Texaco, Inc. .....................................................................                 170,000       10,455,000
Ultramar Corp. ...................................................................                 147,400        4,762,863
YPF, SA, Sponsored ADR (Argentina)................................................                 249,200        8,690,850
                                                                                                              -------------
                                                                                                                 71,104,420
                                                                                                              -------------
 Paper & Forest Products 4.2%
Georgia Pacific Corp. (Timber Group) .............................................                 220,800        5,658,000
Potlatch Corp. ...................................................................                 108,000        5,116,500
Union Camp Corp. .................................................................                  86,000        5,192,250
Weyerhaeuser Co. .................................................................                 100,000        5,762,500
                                                                                                              -------------
                                                                                                                 21,729,250
                                                                                                              -------------
 Pharmaceuticals 2.9%
Glaxo Wellcome, Plc., Sponsored ADR (United Kingdom)..............................                 111,200        6,289,750
Pharmacia & Upjohn, Inc. .........................................................                 212,000        8,917,250
                                                                                                              -------------
                                                                                                                 15,207,000
                                                                                                              -------------
 Publishing .6%
Dun & Bradstreet Corp. ...........................................................                  93,900        3,333,450
                                                                                                              -------------
Real Estate Investment Trusts 7.8%
Arden Realty Group, Inc. .........................................................                 295,000        8,278,438
Equity Residential Properties Trust ..............................................                 161,300        7,923,863
FelCor Suite Hotels, Inc. ........................................................                 245,000        8,575,000
Highwoods Properties, Inc. .......................................................                 231,600        7,874,400
Simon DeBartolo Group, Inc. ......................................................                 241,400        7,951,113
                                                                                                              -------------
                                                                                                                 40,602,814
                                                                                                              -------------
 Retail 2.0%
Penney (J.C.) Co., Inc. ..........................................................                 145,000       10,304,063
                                                                                                              -------------
Steel 2.2%
British Steel, Plc., Sponsored ADR (United Kingdom)...............................                 139,500        3,792,656
Carpenter Technology Corp. .......................................................                 131,000        7,606,188
                                                                                                              -------------
                                                                                                                 11,398,844
                                                                                                              -------------
Telecommunications 8.6%
AT&T Corp. .......................................................................                  60,000        3,603,750
Bell Atlantic Corp. ..............................................................                 101,060        9,455,426
GTE Corp. ........................................................................                 131,500        7,684,531
Southern New England Telecommunications Corp. ....................................                 124,800        8,736,000
Telecom Corp. of New Zealand, Ltd., Sponsored ADR (New Zealand)...................                 282,000        6,063,000
US West Communications Group .....................................................                 166,800        8,798,700
                                                                                                              -------------
                                                                                                                 44,341,407
                                                                                                              -------------

 Tobacco 3.6%
Imperial Tobacco Group, Plc. (United Kingdom).....................................                 328,000      $ 2,381,481
Imperial Tobacco Group, Plc., ADR (United Kingdom)................................                 138,075        2,005,015
Philip Morris Cos., Inc. .........................................................                 136,200        5,081,963
RJR Nabisco Holdings Corp. .......................................................                  93,500        2,600,469
UST, Inc. ........................................................................                 247,000        6,807,938
                                                                                                              -------------
                                                                                                                 18,876,866
                                                                                                              -------------
 Transportation 1.9%
Chrysler Corp. ...................................................................                 108,000        4,340,250
Ford Motor Co. ...................................................................                 120,500        5,520,405
                                                                                                              -------------
                                                                                                                  9,860,655
                                                                                                              -------------
Utilities - Electric 11.4%
CINergy Corp. ....................................................................                 186,000        6,486,750
Dominion Resources, Inc. .........................................................                 212,700        8,414,943
Enova Corp. ......................................................................                 163,000        4,360,250
Entergy Corp. ....................................................................                 296,000        7,363,000
MidAmerican Energy Holdings Co. ..................................................                 218,600        4,617,924
New Century Energies, Inc. .......................................................                 110,000        5,225,000
Northern States Power Co. ........................................................                 140,000        7,892,500
OGE Energy Corp. .................................................................                  95,000        5,219,062
PacifiCorp .......................................................................                 180,000        4,185,000
PG&E Corp. .......................................................................                 153,100        4,956,612
                                                                                                              -------------
                                                                                                                 58,721,041
                                                                                                              -------------
Utilities - Natural Gas 3.2%
Consolidated Natural Gas Co. .....................................................                  95,300        5,479,750
National Fuel Gas Co. ............................................................                 124,600        5,731,600
Pacific Enterprises ..............................................................                 134,200        5,225,412
                                                                                                              -------------
                                                                                                                 16,436,762
                                                                                                              -------------
Total Common Stocks (Cost $354,021,228) ..........................................                              457,516,813
                                                                                                              -------------
Convertible Preferred Stocks 5.7%
Browning-Ferris Industries, Inc., 7.25% cvt. pfd., ACES ..........................                 111,100        3,763,512
bCMS Energy Trust I, 7.75% cvt. pfd. .............................................                  80,000        4,780,000
Glenborough Realty Trust, 7.75% cvt. pfd., Series A ..............................                 289,000        7,369,500
Life Re Capital Trust II, 6.00% cvt. pfd. ........................................                  19,400        1,400,437
National Australia Bank, 7.875% cvt. pfd. (Australia).............................                 170,100        5,007,318
Union Pacific Capital Trust, 6.25% cvt. pfd., 144A ...............................                 133,300        7,098,224
                                                                                                              -------------
Total Convertible Preferred Stocks (Cost $26,966,670) ............................                               29,418,991
                                                                                                              -------------
Total Long-Term Investments (Cost $380,987,898) ..................................                              486,935,804
                                                                                                              -------------

                                                                                     PRINCIPAL
 Franklin Equity Income Fund                                                          AMOUNT       VALUE
aRepurchase Agreements 5.6%
Joint Repurchase Agreement, 5.487%, 5/01/98 (Maturity Value $29,123,232)
 (Cost $29,118,794)...............................................................             $29,118,794     $ 29,118,794
BancAmerica Robertson Stephens
Barclays Capital Group, Inc.
Bear, Stearns & Co., Inc.
BT Alex Brown, Inc.
Chase Securities, Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Dresdner Kleinwort Benson, North America, L.L.C.
Greenwich Capital Markets, Inc.
Lehman Brothers Inc.
Paribas Corp.
SBC Warburg Dillon Read, Inc.
UBS Securities, L.L.C.
 Collateralized by U.S. Treasury Bills & Notes
Total Investments (Cost $410,106,692) 99.7% ......................................                              516,054,598
Other Assets, less Liabilities .3% ...............................................                                1,433,579
                                                                                                              -------------
Net Assets 100.0% ................................................................                             $517,488,177
                                                                                                              =============

PORTFOLIO ABBREVIATIONS:
ACES - Adjustable Convertible Exempt Securities

aInvestment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 1998, all repurchase agreements had been entered into on that date.
bSee Note 8 regarding restricted securities.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights
Franklin Adjustable Rate Securities Fund


                                                                             Class I
                                         ------------------------------------------------------------------
                                         Six Months Ended
                                          April 30, 1998                    Year Ended October 31,
                                           (unaudited)    1997       1996       1995       1994     1993***
                                         ------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period          $9.96      $9.87      $9.82      $9.70     $10.04     $10.03
                                         ------------------------------------------------------------------
Income from investment operations:
 Net investment income..............            .28        .56        .54        .58        .45        .37
 Net realized and unrealized gains (losses)    (.01)       .09        .06        .12       (.34)       .01
                                         ------------------------------------------------------------------
Total from investment operations....            .27        .65        .60        .70        .11        .38
Less distributions from net investment income  (.28)      (.56)      (.55)      (.58)      (.45)      (.37)
                                         ------------------------------------------------------------------
Net asset value, end of period......          $9.95      $9.96      $9.87      $9.82      $9.70     $10.04
                                         ==================================================================
Total return*.......................           2.78%      6.75%      6.23%      7.57%      1.11%      3.83%

Ratios/supplemental data
Net assets, end of period (000's)...         $25,526    $21,137    $15,707    $17,014    $24,564    $37,809
Ratios to average net assets:
 Expenses****.......................            .83%**     .81%       .90%       .70%       .45%       .11%**
 Expenses excluding waiver and payments
  by affiliate****..................           1.03%**    1.00%      1.12%       .99%       .85%      1.01%**
 Net investment income..............           5.58%**    5.64%      5.54%      5.82%      4.45%      4.69%**
Portfolio turnover rate.............          24.21%     86.71%     41.67%     53.30%     84.67%     49.11%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the nine months ended October 31, 1993.
****Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, April 30, 1998 (unaudited)



Franklin Adjustable Rate Securities Fund                                                           SHARES            VALUE
Mutual Funds 99.9%

Adjustable Rate Securities Portfolio (Note 1) ....................................               2,564,898      $25,495,090
                                                                                                            ---------------
Total Investments (Cost $25,384,816) 99.9% .......................................                               25,495,090
Other Assets, less Liabilities .1% ...............................................                                   30,708
                                                                                                            ---------------
Net Assets 100.0% ................................................................                              $25,525,798
                                                                                                            ===============


                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements
Statements of Assets and Liabilities
April 30, 1998 (unaudited)




                                                                Franklin       Franklin
                                                                Global     Short-Intermediate   Franklin
                                                               Government   U.S. Government   Convertible
                                                              Income Fund  Securities Fund Securities Fund
                                                              --------------------------------------------
Assets:
 Investments in securities:
Cost.........................................................  $121,559,626    $185,458,378  $256,363,793
                                                              ===========================================
Value........................................................   118,318,990     187,266,077   267,560,493
 Cash .......................................................           478              --     2,919,649
 Receivables:
Investment securities sold ..................................            --       2,018,635     5,488,351
Capital shares sold .........................................       521,115         697,079     1,065,549
Dividends and interest.......................................     2,879,161       2,938,672     2,219,161
 Unrealized gain on forward currency contracts (Note 6)......       152,251              --            --
                                                              --------------------------------------------
Total assets.................................................   121,871,995     192,920,463   279,253,203
                                                              --------------------------------------------
Liabilities:
 Payables:
Investment securities purchased..............................            --              --     1,613,375
Capital shares redeemed......................................       316,968         579,967       212,082
Affiliates...................................................       115,867         136,483       391,295
Shareholders.................................................       188,089         305,250       177,903
 Funds advanced by custodian.................................            --       1,843,137            --
 Unrealized loss on forward exchange contracts (Note 6)......       790,539              --            --
 Other liabilities...........................................        33,091          15,029         5,175
                                                              --------------------------------------------
Total liabilities............................................     1,444,554       2,879,866     2,399,830
                                                              --------------------------------------------
 Net assets, at value........................................  $120,427,441    $190,040,597  $276,853,373
                                                              ===========================================
Net assets consist of:
 Undistributed net investment income ........................           $--       $ 212,716     $ 779,689
 Accumulated distributions in excess of net investment income      (236,558)             --            --
 Net unrealized appreciation (depreciation)..................    (3,874,336)      1,807,699    11,196,700
 Accumulated net realized gain (loss)........................    (1,475,036)     (5,654,776)    9,624,122
 Capital shares..............................................   126,013,371     193,674,958   255,252,862
                                                              --------------------------------------------
Net assets, at value.........................................  $120,427,441    $190,040,597  $276,853,373
                                                              ===========================================


                                                                  Franklin     Franklin
                                                               GlobalShort-   Intermediate      Franklin
                                                                Government   U.S. Government  Convertible
                                                               Income Fund   Securities Fund Securities Fund
                                                              ----------------------------------------------
Class I:
 Net assets, at value........................................  $114,101,749    $187,528,399  $224,823,605
                                                              ===========================================
 Shares outstanding..........................................    13,547,009      18,267,225    15,968,719
                                                              ===========================================
 Net asset value per share*..................................         $8.42          $10.27        $14.08
                                                              ===========================================
 Maximum offering price per share (net asset value
  per share O 95.75%, 97.75%, 95.50%, respectively)..........         $8.79          $10.51        $14.74
                                                              ===========================================
Class II:
 Net assets, at value........................................   $ 5,604,785              --  $ 52,029,768
                                                              ===========================================
 Shares outstanding..........................................       665,244              --     3,710,249
                                                              ===========================================
 Net asset value per share*..................................         $8.43              --        $14.02
                                                              ===========================================
 Maximum offering price per share
 (net asset value per share O 99%)...........................         $8.52              --        $14.16
                                                              ===========================================
Advisor Class:
 Net assets, at value........................................     $ 720,907     $ 2,512,198            --
                                                              ===========================================
 Shares outstanding..........................................        85,546         244,745            --
                                                              ===========================================
 Net asset value and maximum
 offering price per share....................................         $8.43          $10.26            --
                                                              ===========================================

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)
Statements of Assets and Liabilities (cont.)
April 30, 1998 (unaudited)




                                                                   Franklin
                                                                  Adjustable      Franklin      Franklin
                                                                U.S. Government    Equity    Adjustable Rate
                                                                Securities Fund  Income Fund Securities Fund
                                                               ---------------------------------------------
Assets:
 Investments in securities:
Cost.........................................................  $331,767,271    $410,106,692   $25,384,816
                                                              ===========================================
Value........................................................   310,948,716     516,054,598    25,495,090
 Cash........................................................            --         234,012         3,607
 Receivables:
Investment securities sold...................................       126,536       2,834,520            --
Capital shares sold..........................................       423,599         699,769       125,422
  Dividends and interest.....................................            --       1,111,239            --
 Other assets................................................            --              --            --
                                                               ------------------------------------------
Total assets.................................................   311,498,851     520,934,138    25,624,119
                                                               ------------------------------------------
Liabilities:
 Payables:
Investment securities purchased..............................            --       1,645,503            --
Capital shares redeemed......................................       682,986         434,270        59,096
Affiliates...................................................       189,293         635,388        15,303
Shareholders.................................................       542,746         730,800        12,884
 Other liabilities...........................................        53,774              --        11,038
                                                               ------------------------------------------
Total liabilities............................................     1,468,799       3,445,961        98,321
                                                               ------------------------------------------
 Net assets, at value........................................  $310,030,052    $517,488,177   $25,525,798
                                                              ===========================================
Net assets consist of:
 Undistributed net investment income.........................     $ 822,385             $--           $--
 Accumulated distributions in
 excess of net investment income ...........................--      (55,084)             --
 Net unrealized appreciation (depreciation)..................   (20,818,555)    105,947,906       110,274
 Accumulated net realized gain (loss)........................   (84,519,070)     15,780,374      (937,079)
 Capital shares..............................................   414,545,292     395,814,981    26,352,603
                                                               ------------------------------------------
Net assets, at value.........................................  $310,030,052    $517,488,177   $25,525,798
                                                              ===========================================


                                                                 Franklin
                                                                 Adjustable      Franklin      Franklin
                                                              U.S. Government     Equity    Adjustable Rate
                                                              Securities Fund   Income Fund Securities Fund
                                                               ------------------------------------------
Class I:
 Net assets, at value........................................  $310,030,052    $440,140,133   $25,525,798
                                                              ===========================================
 Shares outstanding..........................................    32,881,364      20,973,189     2,565,034
                                                              ===========================================
 Net asset value per share*..................................         $9.43          $20.99         $9.95
                                                              ===========================================
 Maximum offering price per share (net asset value
 per share O 97.75%, 95.50%, 97.75%, respectively) ..........         $9.65          $21.98        $10.18
                                                              ===========================================
Class II:
 Net assets, at value........................................            --    $ 77,348,044            --
                                                              ===========================================
 Shares outstanding..........................................            --       3,694,865            --
                                                              ===========================================
 Net asset value per share*..................................            --          $20.93            --
                                                              ===========================================
 Maximum offering price per share
 (net asset value per share O 99%) .........................             --          $21.14            --
                                                              ===========================================

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)
Statements of Operations
for the six months ended April 30, 1998 (unaudited)




                                                                   Franklin       Franklin
                                                                    Global   Short-Intermediate  Franklin
                                                                  Government   U.S. Government  Convertible
                                                                  Income Fund  Securities FundSecurities Fund
                                                                 --------------------------------------------
Investment income:
 Dividends.....................................................      $ 2,226             $--  $ 2,270,163
 Interest......................................................    5,025,507       5,798,146    4,835,381
                                                               ------------------------------------------
Total investment income........................................    5,027,733       5,798,146    7,105,544
                                                               ------------------------------------------
Expenses:
 Management fees (Note 3)......................................      368,285         536,860      723,648
 Distribution fees (Note 3)
  Class I......................................................       59,550          79,599      275,206
  Class II.....................................................       16,895              --      215,225
 Transfer agent fees (Note 3)..................................       74,000          59,205      122,661
 Custodian fees................................................       19,000           1,063        2,983
 Reports to shareholders.......................................       24,000          23,721       36,615
 Registration and filing fees..................................       12,647          17,422       12,832
 Professional fees.............................................        1,600           4,572        5,278
 Trustees' fees and expenses...................................        4,700           9,023       10,123
 Other.........................................................          360           8,334        6,270
                                                               ------------------------------------------
Total expenses.................................................      581,037         739,799    1,410,841
                                                               ------------------------------------------
 Net investment income.........................................    4,446,696       5,058,347    5,694,703
                                                               ------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..................................................     (171,574)        546,007    9,738,806
  Foreign currency transactions................................    1,667,823              --        5,263
                                                               ------------------------------------------
Net realized gain .............................................    1,496,249         546,007    9,744,069
 Net unrealized depreciation on:
  Investments..................................................     (967,169)       (723,810)  (1,829,592)
  Translation of assets and liabilities
denominated in foreign currencies..............................     (257,119)             --           --
                                                               ------------------------------------------
Net unrealized depreciation ...................................   (1,224,288)       (723,810)  (1,829,592)
                                                               ------------------------------------------
Net realized and unrealized gain (loss)........................      271,961        (177,803)   7,914,477
                                                               ------------------------------------------
Net increase in net assets
 resulting from operations.....................................   $4,718,657      $4,880,544  $13,609,180
                                                               ==========================================

                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)
Statements of Operations (cont.)
for the six months ended April 30, 1998 (unaudited)




                                                                     Franklin
                                                                    Adjustable    Franklin      Franklin
                                                                  U.S. Government  Equity    Adjustable Rate
                                                                  Securities FundIncome Fund Securities Fund
                                                                 -------------------------------------------
Investment income:*
 Dividends.....................................................   $9,935,623     $ 8,159,433     $648,245
 Interest......................................................           --         904,280           --
                                                               ------------------------------------------
Total investment income........................................    9,935,623       9,063,713      648,245
                                                               ------------------------------------------
Expenses:
 Management fees (Note 3)......................................            --       1,186,664            --
 Administrative fees (Note 3)..................................      161,790               --       10,528
 Distribution fees (Note 3)
  Class I......................................................      368,953         499,483       27,010
  Class II.....................................................           --         304,993           --
 Transfer agent fees (Note 3)..................................      152,433         205,358        8,384
 Custodian fees................................................           --           6,284           --
 Reports to shareholders.......................................       71,863          57,649        3,482
 Registration and filing fees..................................       13,425          18,894        7,753
 Professional fees.............................................        8,709           9,106        1,469
 Trustees' fees and expenses...................................       15,524          17,149          861
 Other.........................................................       10,720           4,890          789
                                                               ------------------------------------------
Total expenses ................................................      803,417       2,310,470       60,276
                                                               ------------------------------------------
 Net investment income.........................................    9,132,206       6,753,243      587,969
                                                               ------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..................................................   (1,551,652)     15,783,567       (6,834)
  Foreign currency transactions................................           --             716           --
                                                               ------------------------------------------
Net realized gain (loss).......................................   (1,551,652)     15,784,283       (6,834)
 Net unrealized appreciation (depreciation) on:
Investments....................................................     (192,834)     40,075,680      (16,357)
Translation of assets and liabilities
 denominated in foreign currencies.............................           --          (1,103)          --
                                                               ------------------------------------------
Net unrealized appreciation (depreciation).....................     (192,834)     40,074,577      (16,357)
                                                               ------------------------------------------
Net realized and unrealized gain (loss)........................   (1,744,486)     55,858,860      (23,191)
                                                               ------------------------------------------
Net increase in net assets
 resulting from operations.....................................   $7,387,720     $62,612,103     $564,778
                                                               ==========================================

*Net of foreign taxes of $63,363 for the Franklin Equity Income Fund.

See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)
Statements of Changes in Net Assets
for the six months ended April 30, 1998 (unaudited) and the year ended October 31, 1997



                                                           Franklin Global             Franklin Short-Intermediate
                                                        Government Income Fund        U.S. Government Securities Fund
                                                  --------------------------------------------------------------------
                                                   April 30, 1998October 31, 1997   April 30, 1998    October 31, 1997
                                                  --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income....................        $ 4,446,696       $ 9,191,413      $ 5,058,347      $ 10,505,611
  Net realized gain (loss)
 from investments and
   foreign currency transactions...........          1,496,249               (76)         546,007            98,482
  Net unrealized appreciation
 (depreciation) on
   investments and
 translation of assets and
   liabilities denominated
 in foreign currencies.....................         (1,224,288)       (3,329,899)        (723,810)          229,386
                                                  --------------------------------------------------------------------
Net increase in net assets resulting
 from operations...........................          4,718,657         5,861,438        4,880,544        10,833,479
 Distributions to shareholders from:
  Net investment income:
 Class I...................................         (4,242,655)       (9,096,985)      (5,310,095)      (10,697,486)
 Class II..................................           (176,670)         (249,829)              --                --
 Advisor Class.............................            (27,371)          (39,987)         (33,080)          (12,468)
  In excess of net investment income:
 Class I...................................            (49,533)         (178,945)              --                --
 Class II..................................             (2,062)           (4,914)              --                --
 Advisor Class.............................               (317)             (787)              --                --
                                                  --------------------------------------------------------------------
 Total distributions to shareholders.......         (4,498,608)       (9,571,447)      (5,343,175)      (10,709,954)
 Capital share transactions: (Note 2)
  Class I..................................         (4,459,096)      (15,684,110)      (4,066,470)       (4,111,244)
  Class II.................................          1,125,177           869,332               --                --
  Advisor Class............................            (21,633)          762,031        2,134,523           381,098
                                                  --------------------------------------------------------------------
 Total capital share transactions..........         (3,355,552)      (14,052,747)      (1,931,947)       (3,730,146)
                                                  --------------------------------------------------------------------
Net decrease in net assets.................         (3,135,503)      (17,762,756)      (2,394,578)       (3,606,621)
Net assets:
 Beginning of period.......................        123,562,944       141,325,700      192,435,175       196,041,796
                                                  --------------------------------------------------------------------
 End of period.............................       $120,427,441      $123,562,944     $190,040,597      $192,435,175
                                                  ====================================================================
Undistributed net investment
 income (Accumulated
 distributions in excess of net
 investment income)
 included in net assets:
  End of period............................         $ (236,558)       $ (184,646)       $ 212,716         $ 497,544
                                                  ====================================================================

                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)
Statements of Changes in Net Assets (cont.)
for the six months ended April 30, 1998 (unaudited) and the year ended October 31, 1997



                                                     Franklin Convertible               Franklin Adjustable
                                                        Securities Fund              U.S. Government Securities Fund
                                                  April 30, 1998  October 31, 1997   April 30, 1998  October 31, 1997
                                                  --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income....................        $ 5,694,703       $ 8,839,586      $ 9,132,206      $ 21,143,881
  Net realized gain (loss) from investments and
   foreign currency transactions...........          9,744,069        18,354,800       (1,551,652)       (4,382,996)
  Net unrealized appreciation (depreciation)
   on investments .........................         (1,829,592)        9,072,653         (192,834)        8,545,202
                                                  --------------------------------------------------------------------
Net increase in net assets resulting
 from operations...........................         13,609,180        36,267,039        7,387,720        25,306,087
 Distributions to shareholders from:
  Net investment income:
 Class I...................................         (5,325,434)       (7,148,153)      (9,264,877)      (20,946,338)
 Class II..................................           (877,553)         (764,202)              --                --
  Net realized gains:
 Class I...................................        (15,493,732)       (9,004,822)              --                --
 Class II..................................         (2,734,235)         (857,185)              --                --
                                                  --------------------------------------------------------------------
 Total distributions to shareholders.......        (24,430,954)      (17,774,362)      (9,264,877)      (20,946,338)
 Capital share transactions: (Note 2)
  Class I..................................         21,595,981        65,369,154      (23,083,252)      (66,447,672)
  Class II.................................         18,165,670        22,239,207               --                --
                                                  --------------------------------------------------------------------
 Total capital share transactions..........         39,761,651        87,608,361      (23,083,252)      (66,447,672)
                                                  --------------------------------------------------------------------
Net increase (decrease) in net assets......         28,939,877       106,101,038      (24,960,409)      (62,087,923)
Net assets:
 Beginning of period.......................        247,913,496       141,812,458      334,990,461       397,078,384
                                                  --------------------------------------------------------------------
 End of period.............................       $276,853,373      $247,913,496     $310,030,052      $334,990,461
                                                  ====================================================================
Undistributed net investment income included
 in net assets:
  End of period............................          $ 779,689       $ 1,287,973        $ 822,385         $ 955,056
                                                  ====================================================================

                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)
Statements of Changes in Net Assets (cont.)
for the six months ended April 30, 1998 (unaudited) and the year ended October 31, 1997



                                                          Franklin Equity                Franklin Adjustable
                                                           Income Fund                 Rate Securities Fund
                                                  April 30, 1998   October 31, 1997   April 30, 1998  October 31, 1997
                                                  --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income....................        $ 6,753,243      $ 11,811,637       $  587,969       $ 1,127,160
  Net realized gain (loss) from investments and
 foreign currency transactions.............         15,784,283        16,999,297           (6,834)         (144,543)
 Net unrealized appreciation (depreciation) on
 investments and translation of assets and
 liabilities denominated in foreign currencies      40,074,577        41,583,856          (16,357)          369,436
                                                  --------------------------------------------------------------------
Net increase in net assets resulting
 from operations...........................         62,612,103        70,394,790          564,778         1,352,053
 Distributions to shareholders from:
  Net investment income:
 Class I...................................         (6,587,775)      (10,821,047)        (587,969)       (1,127,160)
 Class II..................................           (769,224)         (874,988)              --                --
  In excess of net investment income:
 Class I...................................            (49,325)               --               --                --
 Class II..................................             (5,759)               --               --                --
  Net realized gains:
 Class I...................................        (15,051,119)       (5,098,255)              --                --
 Class II..................................         (1,938,931)         (396,739)              --                --
                                                  --------------------------------------------------------------------
 Total distributions to shareholders.......        (24,402,133)      (17,191,029)        (587,969)       (1,127,160)
 Capital share transactions: (Note 2)
  Class I..................................         54,499,385        57,149,819        4,411,650         5,205,073
  Class II.................................         26,947,171        22,298,986               --                --
                                                  --------------------------------------------------------------------
 Total capital share transactions..........         81,446,556        79,448,805        4,411,650         5,205,073
                                                  --------------------------------------------------------------------
Net increase in net assets.................        119,656,526       132,652,566        4,388,459         5,429,966
Net assets:
 Beginning of period.......................        397,831,651       265,179,085       21,137,339        15,707,373
                                                  --------------------------------------------------------------------
 End of period.............................       $517,488,177      $397,831,651      $25,525,798       $21,137,339
                                                  ====================================================================
Undistributed net investment income (Accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of period............................          $ (55,084)        $ 603,756              $--               $--



                                            See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of six separate series (the Funds). All Funds are diversified except Franklin Global Government Income Fund. The Funds and their investment objectives are:



Global Income                     Growth and Income              Income
Global Government Income Fund     Convertible Securities Fund    Short-Intermediate U.S. Government Securities Fund
                                  Equity Income Fund             Adjustable U.S. Government Securities Fund
                                                                 Adjustable Rate Securities Fund


The Adjustable U.S. Government Securities Fund and the Adjustable Rate Securities Fund invest substantially all of their assets in the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Securities Portfolio (the Portfolios), respectively. Both are registered under the Investment Company Act of 1940 as a diversified, open end investment company having the same investment objectives as The Adjustable U.S. Government Securities Fund and the Adjustable Rate Securities Fund. The financial statements of the Portfolios, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Funds financial statements.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The values of the Adjustable U.S. Government Securities Fund and the Adjustable Rate Securities Fund reflect their proportionate interest in the net assets of the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Securities Portfolio, respectively. At April 30, 1998, the Adjustable U.S.
Government Securities Fund owns 99% of the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Securities Fund owns 96% of the Adjustable Rate Securities Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Forward Exchange Contracts:

The Global Government Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. (see Note 6 for details)

d. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions  received by the Trust from  securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. The shares have the same rights, except for their initial sales load, distribution fees, voting rights on matters affecting a single class and exchange privilege of each class.

                                                                                                             Class I, Class II,
Class I                                     Class I & Class II           Class I & Advisor Class             & Advisor Class
Adjustable U.S. Government Securities Fund  Convertible Securities Fund  Short-Intermediate U.S. Government  Global Government
Adjustable Rate Securities Fund             Equity Income Fund            Securities Fund                     Income Fund

2. SHARES OF BENEFICIAL INTEREST (cont.)

At April 30, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds'
shares were as follows:

                                   Global Government           Short-Intermediate               Convertible
                                      Income Fund        U.S. Government Securities Fund      Securities Fund
                              -------------------------------------------------------------------------------------
                                  Shares      Amount           Shares       Amount           Shares      Amount
                              -------------------------------------------------------------------------------------
Class I Shares:
Six months ended April 30, 1998
 Shares sold...........       1,204,998    $10,155,305    5,932,009     $ 61,047,939     3,111,342      $43,665,661
 Shares issued in reinvestment
  of distributions.....         281,714      2,367,033      308,622        3,173,636     1,137,498       15,531,476
 Shares redeemed.......      (2,014,000)   (16,981,434)  (6,638,733)     (68,288,045)   (2,707,881)     (37,601,156)
                              -------------------------------------------------------------------------------------
 Net increase (decrease)       (527,288)  $ (4,459,096)    (398,102)    $ (4,066,470)    1,540,959      $21,595,981
                              =====================================================================================
Year ended October 31, 1997
 Shares sold...........       2,472,734    $20,945,795    9,455,984     $ 96,723,865     7,074,889      $98,888,262
 Shares issued in reinvestment
 of distributions......         576,140      4,904,638      610,793        6,250,094       916,933       12,136,488
 Shares redeemed.......      (4,879,312)   (41,534,543) (10,469,896)    (107,085,203)   (3,302,613)     (45,655,596)
                              -------------------------------------------------------------------------------------
 Net increase (decrease)     (1,830,438)  $(15,684,110)    (403,119)    $ (4,111,244)    4,689,209      $65,369,154
                              =====================================================================================
Class II Shares:
Six months ended April 30, 1998
 Shares sold...........         234,248    $ 1,976,627           --               --     1,308,278      $18,253,855
 Shares issued in reinvestment
  of distributions.....          12,951        108,889           --               --       209,935        2,854,609
 Shares redeemed.......        (113,779)      (960,339)          --               --      (210,636)      (2,942,794)
                              -------------------------------------------------------------------------------------
 Net increase..........         133,420    $ 1,125,177           --               --     1,307,577      $18,165,670
                              =====================================================================================
Year ended October 31, 1997
 Shares sold...........         314,368    $ 2,666,891           --               --     1,693,202      $23,703,881
 Shares issued in reinvestment
  of distributions.....          18,565        157,895           --               --        96,754        1,282,945
 Shares redeemed.......        (228,727)    (1,955,454)          --               --      (197,081)      (2,747,619)
                              -------------------------------------------------------------------------------------
 Net increase..........         104,206      $ 869,332           --               --     1,592,875      $22,239,207
                              =====================================================================================
Advisor Class Shares:
Six months ended April 30, 1998
 Shares sold...........          10,688       $ 90,010      210,761      $ 2,169,184            --               --
 Shares issued in reinvestment
  of distributions.....           2,998         25,216        2,516           25,853            --               --
 Shares redeemed.......         (16,255)      (136,859)      (5,881)         (60,514)           --               --
                              -------------------------------------------------------------------------------------
 Net increase (decrease)         (2,569)     $ (21,633)     207,396      $ 2,134,523            --               --
                              =====================================================================================
Year ended October 31, 1997
 Shares sold...........         102,752      $ 885,499       37,960        $ 387,372            --               --
 Shares issued in reinvestment
  of distributions.....           4,741         40,043          393            4,015            --               --
 Shares redeemed.......         (19,378)      (163,511)      (1,004)         (10,289)           --               --
                              -------------------------------------------------------------------------------------
 Net increase..........          88,115      $ 762,031       37,349        $ 381,098            --               --
                              =====================================================================================

+For the period January 2, 1997 (effective date) to October 31, 1997 for the Advisor Class of shares.

2. SHARES OF BENEFICIAL INTEREST (cont.)

                               Adjustable U.S. Government                                      Adjustable Rate
                                    Securities Fund              Equity Income Fund             Securities Fund
                                   Shares       Amount           Shares      Amount           Shares      Amount
                              -------------------------------------------------------------------------------------
Class I Shares:
Six months ended April 30, 1998
 Shares sold...........       8,354,015   $ 79,012,970    4,930,881     $ 99,290,326     1,195,237      $11,901,458
 Shares issued in reinvestment
  of distributions ....         582,711      5,498,928      961,121       18,831,511        45,253          450,465
 Shares redeemed.......     (11,383,545)  (107,595,150)  (3,179,127)     (63,622,452)     (797,535)      (7,940,273)
                              -------------------------------------------------------------------------------------
 Net increase (decrease)     (2,446,819)   (23,083,252)   2,712,875       54,499,385       442,955        4,411,650
                              =====================================================================================
Year ended October 31, 1997
 Shares sold...........      19,504,396   $183,679,079    6,936,844     $125,149,684     2,515,583      $24,890,014
 Shares issued in reinvestment
  of distributions.....       1,309,703     12,299,705      762,734       13,249,367        91,780          910,284
 Shares redeemed.......     (27,867,699)  (262,426,456)  (4,489,818)     (81,249,232)   (2,076,570)     (20,595,225)
                              -------------------------------------------------------------------------------------
 Net increase (decrease)     (7,053,600) $ (66,447,672)   3,209,760     $ 57,149,819       530,793      $ 5,205,073
                              =====================================================================================
Class II Shares:
Six months ended April 30, 1998
 Shares sold...........              --             --    1,483,633     $ 29,835,509            --               --
 Shares issued in reinvestment
  of distributions ....              --             --      126,438        2,472,810            --               --
 Shares redeemed.......              --             --     (265,882)      (5,361,148)           --               --
                              -------------------------------------------------------------------------------------
 Net increase..........              --             --    1,344,189     $ 26,947,171            --               --
                              =====================================================================================
Year ended October 31, 1997
 Shares sold...........              --             --    1,537,907     $ 27,820,253            --               --
 Shares issued in reinvestment
  of distributions.....              --             --       64,902        1,133,280            --               --
 Shares redeemed.......              --             --     (364,896)      (6,654,547)           --               --
                              -------------------------------------------------------------------------------------
 Net increase..........              --             --    1,237,913     $ 22,298,986            --               --
                              =====================================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers) and Templeton Investment Counsel, Inc.
(TICI), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Investor Services, Inc. (Investor Services), and of the Portfolios, the Trust's investment managers, principal underwriter, administrative manager, transfer agent, and the Funds in which the Adjustable U.S. Government Securities Fund and the Adjustable Rate Securities Fund invest, respectively.

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds, except the Adjustable U.S. Government Securities Fund and the Adjustable Rate Securities Fund, as follows:

        Annualized
        Fee Rate   Month End Net Assets
         0.625%    First $100 million
         0.500%    Over $100 million, up to and including $250 million
         0.450%    Over $250 million

The  Adjustable  U.S.  Government   Securities  Fund  and  the  Adjustable  Rate
Securities Fund pay an administrative fee to Advisers based on the average net assets of the Funds, as follows:

        Annualized
        Fee Rate   Average Daily Net Assets
         0.10%     First $5 billion
         0.09%     Over $5 billion, up to and including $10 billion
         0.08%     Over $10 billion

Under an agreement with Advisers, FT Services provides administrative services to the Global Government Income Funds, the Short-Intermediate U.S. Government Securities Fund, the Convertible Securities Fund and the Equity Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Under a subadvisory agreement, TICI provides subadvisory services to the Global Government Income Fund and receives from Advisers fees based on the month end net assets of the Fund.

The Adjustable U.S. Government Securities Fund and the Adjustable Rate Securities Fund reimburse Distributors up to 0.25% per year of its average daily net assets, the Short-Intermediate U.S. Government Securities Fund reimburses Distributors up to 0.10% per year of the Funds average daily net assets of Class I, the Global Government Income Fund reimburses Distributors up to 0.15% and 0.65% per year of the average daily net assets of Class I and Class II, respectively, the Convertible Securities Fund and the Equity Income Fund reimburse Distributors up to 0.25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:



                                  Global    Short-Intermediate                   Adjustable
                                Government   U.S. Government   Convertible     U.S. Government     Equity      Adjustable Rate
                                Income Fund  Securities Fund  Securities Fund   Securities Fund  Income Fund   Securities Fund
                                -----------------------------------------------------------------------------
Net Commissions received (paid).   $7,947       $(23,689)      $(123,340)        $(10,700)        $(207,389)    $(19,455)
Contingent Deferred Sales Charge    $ 150            $--           $ 886              $--           $ 1,030         $  --

4. INCOME TAXES

At October 31, 1997, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                      Global    Short-Intermediate     Adjustable
                                                    Government   U.S. Government     U.S. Government   Adjustable Rate
                                                    Income Fund  Securities Fund     Securities Fund   Securities Fund
                                                   -------------------------------------------------------------------
Capital loss carryovers expiring in:
 2000 ...........................................         $--             $--            $ 1,925,614           $ --
 2001 ...........................................          --              --              7,701,615             --
 2002 ...........................................          --       2,335,528             41,867,757        414,821
 2003 ...........................................   2,971,284       3,564,637             18,176,270        286,740
 2004 ...........................................          --         300,618              8,741,194         66,100
 2005 ...........................................          --              --              4,484,844         95,706
                                                   -------------------------------------------------------------------
                                                   $2,971,284      $6,200,783            $82,897,294       $863,367
                                                   ===================================================================

At April 30, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                           Global    Short-Intermediate                   Adjustable
                         Government    U.S. Government  Convertible     U.S. Government    Equity     Adjustable Rate
                         Income Fund  Securities Fund  Securities Fund  Securities Fund  Income Fund  Securities Fund
                         --------------------------------------------------------------------------------------------
Investment at cost...... $121,559,626    $185,458,378    $256,562,543     $331,871,457    $410,106,692    $25,443,619
                         ============================================================================================
Unrealized appreciation.    1,464,255       1,811,593      20,399,236               --     108,804,128         51,471
Unrealized depreciation.   (5,338,591)         (3,894)     (9,401,286)     (20,922,741)     (2,856,222)            --
                         --------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)......... $ (3,874,336)    $ 1,807,699    $ 10,997,950     $(20,922,741)   $105,947,906       $ 51,471
                         ============================================================================================


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and defaulted securities.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1998 were as follows:



                           Global   Short-Intermediate                    Adjustable
                         Government   U.S. Government   Convertible    U.S. Government   Equity      Adjustable Rate
                         Income Fund  Securities Fund Securities Fund  Securities Fund  Income Fund  Securities Fund
                         -------------------------------------------------------------------------------------------
Purchases............... $21,868,240   $69,027,031     $142,187,525      $63,367,897   $122,877,006     $9,506,611
Sales................... $26,550,001   $70,359,141     $110,716,290      $86,973,493   $ 64,075,040     $5,198,537

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Global Government Income Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At April 30, 1998, the Global Government Income Fund has outstanding forward exchange contracts for the sale and the purchase of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of April 30, 1998, the Franklin Global Government Income Fund had the following forward exchange contracts outstanding:



                                                                             In     Settlement   Unrealized
Contracts to Buy                                                        Exchange for   Date      Gain/(Loss)
------------------------------------------------------------------------------------------------------------
1,504,000  Canadian Dollars..........................................U.S.$ 1,048,449  5/4/98      $ 3,135

Contracts to Sell
------------------------------------------------------------------------------------------------------------
  850,000  Canadian Dollars..........................................U.S.  $ 600,282  5/4/98        5,970
3,489,000  Canadian Dollars..........................................      2,464,853  5/4/98       25,374
2,597,000  Australian Dollars........................................      1,721,097  5/4/98       27,733
6,660,000  German Deutschemarks......................................      3,722,334 5/28/98        4,942
                                                                         --------------------------------
                                                                     U.S.$ 8,508,566               64,019
Net unrealized gain on offsetting forward exchange contracts.........                              85,097
                                                                                               ----------
 Net unrealized gain on forward exchange contracts...................                             152,251
                                                                                               ----------

Contracts to Sell
------------------------------------------------------------------------------------------------------------
13,320,000 German Deutschemarks......................................U.S. $ 7,222,761 5/5/98     (202,077)
6,660,000  German Deutschemarks......................................      3,608,172  5/7/98     (104,679)
6,660,000  German Deutschemarks......................................      3,608,446  5/7/98     (104,406)
6,660,000  German Deutschemarks......................................      3,622,124 5/11/98      (91,591)
5,250,000  German Deutschemarks......................................      2,896,072 5/15/98      (32,087)
5,600,000  German Deutschemarks......................................      3,103,353 5/22/98      (21,290)
                                                                         --------------------------------
                                                                     U.S. $24,060,928            (556,130)

Net unrealized loss on offsetting forward exchange contracts.........                            (234,409)
                                                                                               ----------
 Unrealized loss on forward exchange contracts.......................                            (790,539)
                                                                                               ----------
  Net unrealized loss on forward exchange contracts..................                      U.S. ($638,288)
                                                                                               ==========


7. CREDIT RISK AND DEFAULTED SECURITIES

The Convertible Securities Fund has 61.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At April 30, 1998, the Convertible Securities Fund held defaulted securities with a value aggregating $440,000 representing 0.2% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investment.

For financial statement reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Global Government Income Fund has investments in excess of 10% of its total net assets in Germany. Such concentration may subject the Fund more significantly to economic changes occurring within that country. The Convertible Securities Fund has investments in excess of 10% of its total net assets in the Electronics industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry/sector.

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at April 30, 1998 are as follows:



Shares  Issuer                                                        Acquisition Date   Cost       Value
------------------------------------------------------------------------------------------------------------
Convertible Securities Fund

73,000  CMS Energy Trust I, 7.75%, cvt. pfd. (1.58% of Net Assets)...     06/18/97    $3,650,000 $4,361,750

Equity Income Fund

80,000  CMS Energy Trust I, 7.75%, cvt. pfd. (.92% of Net Assets)....     06/18/97     4,000,000  4,780,000

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights
U.S. Government Adjustable Rate Mortgage Portfolio

                                        Six Months Ended
April 30, 1998                       Year Ended October 31,
                                           (unaudited)    1997       1996       1995       1994       19931
                                        --------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period          $9.48      $9.37      $9.33      $9.19      $9.82      $9.91
                                        --------------------------------------------------------------------
Income from investment operations:
 Net investment income..............            .290       .593       .589       .572       .415       .313
 Net realized and unrealized gain (loss)       (.050)      .110       .040       .140      (.630)     (.090)
                                        --------------------------------------------------------------------
Total from investment operations....            .240       .703       .629       .712      (.215)      .223
Less distributions from net investment income  (.290)     (.593)     (.589)     (.572)     (.415)     (.313)
                                        --------------------------------------------------------------------
Net asset value, end of period......          $9.43      $9.48      $9.37      $9.33      $9.19      $9.82
                                        ====================================================================

Total Return*.......................           2.56%      7.74%      6.95%      7.99%     (2.22)%     2.28%

Ratios/supplemental data
Net assets, end of period (000's)...       $315,213   $342,541   $406,431   $522,802   $747,471 $2,130,229
Ratios to average net assets:
 Expenses...........................            .24%**     .25%       .25%       .18%       .02%       .27%**
 Expenses excluding waiver and payments
 by affiliate.......................            .42%**     .43%       .42%       .43%       .42%       .41%**
 Net investment income..............           6.14%**    6.31%      6.31%      6.17%      4.01%      4.15%**
Portfolio turnover rate.............          21.46%     20.84%     24.63%     20.16%     56.43%     76.55%

1For the nine months ended October 31, 1993.
*Total return is not annualized.
**Annualized

                                            See notes to financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, April 30, 1998 (unaudited)
                                                                                                   PRINCIPAL
 U.S. Government Adjustable Rate Mortgage Portfolio                                                  AMOUNT             VALUE
 Adjustable Rate Mortgage Securities 97.8%
 Federal Home Loan Mortgage Corp. (FHLMC) 18.8%
 FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.375%, 11/01/16 .............         $ 4,460,532         $ 4,446,361
 FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.674%, 7/01/18...............           4,075,746           4,061,136
 FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.768%, 4/01/18 ..............           6,374,555           6,432,752
 FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.582%, 9/01/19...............           5,316,869           5,254,296
 FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.467%, 12/01/16 ............           2,619,334           2,656,982
 FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.787%, 10/01/18 ............           2,402,833           2,426,567
 FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.64%, 3/01/19...............           2,201,915           2,221,195
 FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.526%, 3/01/18 .............           4,002,682           4,038,349
 FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.588%, 4/01/19................           8,350,842           8,366,249
 FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.917%, 7/01/20 ..............           5,270,976           5,283,955
 FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.897%, 11/01/19 ............           2,528,827           2,562,884
 FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.692%, 4/01/18..............           7,306,871           7,365,760
 FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.769%, 12/01/21 ......           1,492,497           1,461,948
 FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.119%, 2/01/19 ..............           2,527,219           2,587,741
                                                                                                                   -------------
 Total Federal Home Loan Mortgage Corp. (Cost $58,931,698) .............................                              59,166,175
                                                                                                                   -------------
 Federal National Mortgage Association (FNMA) 72.9%
bFNMA, Cap 12.00%, Margin 1.25% + COFI, Resets Monthly, 6.22%, 6/01/28..................           9,028,125           9,043,594
 FNMA, Cap 12.097%, Margin 2.135% + CMT, Resets Annually, 7.022%, 11/01/23..............          18,978,016          19,231,602
 FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.698%, 11/01/18..           2,145,164           2,186,024
 FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.963%, 11/01/17...............          15,264,342          14,897,274
 FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.619%, 3/01/19.................           3,722,731           3,753,285
 FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.888%, 1/01/19 ....           9,486,438           9,467,152
 FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.888%, 1/01/19 ...............           2,942,828           2,965,651
 FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.213%, 9/01/18................          11,284,987          11,138,791
 FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.477%, 1/01/19 ...............           2,898,587           2,945,235
 FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.777%, 11/01/20 ..............           3,501,388           3,540,141
 FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.355%, 5/01/19 ...............           4,379,010           4,451,849
 FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.933%, 6/01/17....           2,798,992           2,846,027
 FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.241%, 10/01/17 ........           4,267,576           4,310,198
 FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.299%, 7/01/17 ...           6,441,448           6,496,533
 FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.213%, 2/01/19 ...............           7,007,630           7,013,556
 FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.723%, 12/01/19 .............           2,843,192           2,900,070
 FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 8.111%, 11/01/17 ........           4,520,776           4,674,784
 FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.646%, 6/01/19 ................           4,413,013           4,427,593
 FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.923%, 2/01/20 ................           8,737,512           8,476,254
 FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.100%, 12/01/20 ...           4,713,676           4,754,219
 FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.693%, 4/01/19...............           5,276,026           5,366,615
 FNMA, Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.597%, 6/01/19...............           4,212,649           4,212,231
 FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.558%, 4/01/19...............           4,381,694           4,462,284
 FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 7.618%, 11/01/26..           2,304,717           2,354,204
 FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.589%, 6/01/19 ...............           2,608,317           2,616,968
 FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.562%, 10/01/19 ..............           6,906,657           7,022,147
 FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.438%, 4/01/03 ................           6,126,869           5,976,868
 FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.752%, 9/01/22...............          11,039,203          10,977,218
 FNMA, Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 7.532%, 6/01/18...............           5,017,174           4,959,684
 FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.83%, 3/01/21................           4,313,713           4,397,935
cFederal National Mortgage Association (FNMA) (cont.)
 FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 7.871%, 12/01/20..............         $ 6,724,719         $ 6,808,641
 FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.617%, 3/01/19 ...............           2,285,610           2,312,966
 FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.771%, 7/01/24 ....           4,880,585           4,930,246
 FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.75%, 2/01/19 ................           3,465,240           3,471,555
 FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.811%, 12/01/18...............           2,705,118           2,748,199
 FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.692%, 1/01/19...............           5,534,303           5,611,551
 FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.105%, 5/01/21 .........           9,181,585           9,163,187
 FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.757%, 3/01/20................           2,710,197           2,730,153
 FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.386%, 1/01/16................           7,402,729           7,375,024
 FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.374%, 5/01/19...............           2,616,577           2,688,528
                                                                                                                   -------------
 Total Federal National Mortgage Association (Cost $229,069,113) .......................                             229,706,036
                                                                                                                   -------------
 Government National Mortgage Association (GNMA) 6.1%
 GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 7.00%, 1/20/24 .................           5,896,304           5,984,814
bGNMA, Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.00%, 5/01/28..................           9,099,844           9,106,875
 GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 8.00%, 7/20/25 .................           3,883,125           4,033,050
                                                                                                                   -------------
 Total Government National Mortgage Association (Cost $18,879,273) .....................                              19,124,739
                                                                                                                   -------------
 Total Long Term Investments (Cost $306,880,084)........................................                             307,996,950
                                                                                                                   -------------
aRepurchase Agreement 7.2%
 Joint Repurchase Agreement, 5.4874%, 5/01/98, (Maturity Value $22,630,405) (Cost $22,626,956)                        22,626,956
22,626,956
  BancAmerica Robertson Stephens (Maturity Value $2,017,747)
  Barclays Capital Group, Inc. (Maturity Value $2,017,747)
  Bear, Stearns & Co. (Maturity Value $1,100,591)
  BT Alex Brown, Inc. (Maturity Value $2,017,747)
  Chase Securities, Inc. (Maturity Value $1,352,344)
  Donaldson, Lufkins & Jenrette Securities Corp. (Maturity Value $2,017,747)
  Dresdner Kleinwort Benson North America, L.L.C. (Maturity Value $2,017,747)
  Greenwich Capital Markets, Inc. (Maturity Value $2,017,747)
  Lehman Brothers, Inc. (Maturity Value $2,017,747)
  Paribas Corp. (Maturity Value $2,017,747)
  SBC Warburg, Inc. (Maturity Value $2,017,747)
  UBS Securities, L.L.C. (Maturity Value $2,017,747)
   Collateralized by U.S. Treasury Bills & Notes
 Total Investments (Cost $329,507,040) 105.0%...........................................                             330,623,906
 Other Assets, less Liabilities (5.0)%..................................................                            (15,410,776)
                                                                                                                   -------------
 Net Assets 100.0% .....................................................................                            $315,213,130
                                                                                                                   -------------

PORTFOLIO ABBREVIATIONS:
3CMT - 3 Year Constant Maturity Treasury Index
5CMT - 5 Year Constant Maturity Treasury Index
CMT  - 1 Year Constant Maturity Treasury Index
COFI - Eleventh District Cost of Funds Index
DR   - Discount Rate
NCI  - National Median Cost of Funds Index
TB   - Treasury Bill Rate
aSee note 1(b) regarding joint repurchase agreement.
bSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
 Financial Highlights
Adjustable Rate Securities Portfolio



                                        Six Months Ended
April 30, 1998                       Year Ended October 31,
                                           (unaudited)    1997       1996       1995       1994       19931
                                     ----------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....     $9.95      $9.86      $9.81      $9.69     $10.03     $10.02
                                     ----------------------------------------------------------------------
Income from investment operations:
 Net investment income...................       .308       .616       .607       .625       .469       .368
 Net realized and unrealized gain (loss).      (.010)      .090       .050       .120      (.340)      .010
                                     ----------------------------------------------------------------------
Total from investment operations.........       .298       .706       .657       .745       .129       .378
Less distributions from net investment income  (.308)     (.616)     (.607)     (.625)     (.469)     (.368)
                                     ----------------------------------------------------------------------
Net asset value, end of period...........     $9.94      $9.95      $9.86      $9.81      $9.69     $10.03
                                     ======================================================================

Total Return *...........................      3.03%      7.38%      6.91%      7.94%      1.32%      3.83%

Ratios/supplemental data
Net assets, end of period (000's)........   $26,483    $22,540    $20,534    $27,079    $41,619   $124,309
Ratios to average net assets:
 Expenses................................       .25%**     .25%       .25%       .25%       .25%       .11%**
 Expenses excluding waiver and payments
  by affiliate...........................       .45%**     .44%       .47%       .47%       .43%       .47%**
 Net investment income...................      6.18%**    6.20%      6.19%      6.36%      4.55%      4.76%**
Portfolio turnover rate..................     37.19%    138.32%     46.78%     50.29%    192.06%    158.70%

1For the nine months ended October 31, 1993.
*Total return is not annualized.
**Annualized

                                            See notes to financial statements.



ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, April 30, 1998 (unaudited)
                                                                                                    PRINCIPAL
 Adjustable Rate Securities Portfolio                                                                AMOUNT               VALUE
cAdjustable Rate Mortgage Securities 75.6%
 FNMA, Cap 11.06%, Margin 1.98% + CMT, Resets Annually, 7.418%, 3/01/22.................           $ 915,875           $ 949,721
bFNMA, Cap 12.00%, Margin 1.25% + COFI, Resets Annually, 6.22%, 6/01/28.................           1,000,000           1,004,844
 FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.75%, 10/01/28 .................             826,020             841,467
 FNMA, Cap 13.85%, Margin 2.13% + 3CMT, Resets Every 3 Years, 8.218%, 3/01/22 ..........             928,311             969,717
 FNMA, Cap 13.86%, Margin 1.84% + CMT, Resets Annually, 7.452%, 8/01/16 ................             331,769             344,844
 FNMA, Cap 14.68%, Margin 2.125% + 3CMT, Resets Every 3 Years, 8.257%, 8/01/22..........           1,719,795           1,797,331
bGNMA TBA, Cap 11.00%, Margin 1.50% + CMT, Resets Annually, 6.00%, 5/01/28..............           1,000,000           1,011,875
 Homeowners Federal Savings, Cap 13.00%, Margin 1.75% + CMT,
 Resets Annually, 7.353%, 1/25/18.......................................................             773,606             784,485
 PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 8.336%, 7/25/22 ................             901,674             911,819
 PHMS, Cap 13.00%, Margin 2.53% + CMT, Resets Monthly, 8.22%, 8/25/21 ..................             890,075             889,519
 RFC, Cap 10.00%, Margin 0.85% + COFI, Resets Monthly, 5.702%, 2/25/22..................             621,960             620,980
bRFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.815%, 11/25/22 ................           1,147,087           1,160,573
 RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 6.879%, 1/25/25......           1,032,415           1,032,201
 RTC, Cap 13.82%, Margin 0.92% + 3CMT, Resets Every 3 Years, 7.044%, 4/25/22............           1,116,214           1,115,516
 RTC, Cap 14.69%, Margin 1.55% + 3CMT, Resets Every 3 Years, 7.479%, 6/25/22 ...........           1,326,873           1,305,726
 RTC, Cap 16.48%, Margin NACR - 0.15%, Resets Annually, 7.486%, 7/25/20 ................             957,711             960,105
 Salomon Brothers Mortgage Securities, Cap 14.00%, Margin 0.96%
 + NACR, Resets Annually, 7.972%, 10/25/16 .............................................           1,241,414           1,238,311
 Saxon Mortgage Securities Corp., Cap 10.78%, Margin 2.78% + 6 Month
 LIBOR, Resets Semi-Annually, 8.71%, 5/25/24 ...........................................             748,316             767,539
bSears Mortgage Securities, Cap 12.34%, Margin 1.10% + COFI,
Resets Monthly, 6.049%, 7/25/21.........................................................             526,320             516,123
 Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT,
Resets Annually, 7.604%, 12/25/18.......................................................             653,471             648,162
bWestern Federal Savings and Loan Association, Cap 12.25%, Margin 0.75% + 1
Month LIBOR, Resets Monthly, 6.375%, 6/25/20............................................             472,327             470,114
bWestern Federal Savings and Loan Association, Cap 12.75%, Margin 0.75% + 1
Month LIBOR, Resets Monthly, 6.375%, 7/25/20............................................             402,711             400,824
 Western Federal Savings and Loan Association, Cap 13.00%, Margin 1.80% + COFI,
Resets Monthly, 6.664%, 3/25/19.........................................................             270,539             270,452
                                                                                                                     -----------
 Total Adjustable Rate Mortgage Securities (Cost $20,187,282) ..........................                              20,012,248
                                                                                                                     -----------
 Fixed Rate Mortgage Securities 2.5%
 Countrywide Mortgage-Backed Securities, Inc., Series 1994-I, Class A8,
6.25%, 7/25/09 (Cost $662,837)..........................................................             681,580             674,412
                                                                                                                     -----------
 Other Adjustable Rate Securities 3.7%
 SBA, Cap 12.625%, Margin - 0.125% + Prime, Resets Quarterly,
8.375%, 8/25/20 (Cost $968,576).........................................................             898,389             970,822
                                                                                                                     -----------
 U.S. Government Securities 11.3%
 U.S. Treasury Notes, 5.375%, 1/31/00...................................................           1,000,000             996,251
 U.S. Treasury Notes, 5.75%, 9/30/99....................................................           1,000,000           1,002,188
 U.S. Treasury Notes, 5.875%, 2/15/00...................................................           1,000,000           1,004,688
                                                                                                                     -----------
 Total U.S. Government Securities (Cost $3,005,937).....................................                               3,003,127
                                                                                                                     -----------
 Total Long Term Investments (Cost $24,824,632).........................................                              24,660,609
                                                                                                                     -----------


 aRepurchase Agreement 20.3%
Joint Repurchase Agreement, 5.487%, 5/01/98, (Maturity Value $5,383,984) (Cost $5,383,164)        $5,383,164        $ 5,383,164
  BancAmerica Robertson Stephens (Maturity Value $480,036)
  Barclays Capital Group, Inc. (Maturity Value $480,036)
  Bear, Stearns & Co., Inc. (Maturity Value $261,850)
  BT Alex. Brown, Inc. (Maturity Value $480,036)
  Chase Securities, Inc. (Maturity Value $321,774)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $480,036)
  Dresdner Kleinwort Benson North America, L.L.C. (Maturity Value $480,036)
  Greenwich Capital Markets, Inc. (Maturity Value $480,036)
  Lehman Brothers, Inc. (Maturity Value $480,036)
  Paribas Corp. (Maturity Value $480,036)
  SBC Warburg Dillon Read, Inc. (Maturity Value $480,036)
  UBS Securities, L.L.C. (Maturity Value $480,036)
   Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $30,207,796) 113.4% ...........................................                              30,043,773
 Other Assets, less Liabilities (13.4%).................................................                             (3,561,208)
                                                                                                                     -----------
 Net Assets 100.0% .....................................................................                             $26,482,565
                                                                                                                     ===========

GLOSSARY OF ABBREVIATIONS
3CMT  -  3 Year Constant Maturity Treasury Index
CMT   -  1 Year Constant Maturity Treasury Index
COFI  -  Eleventh District Cost of Funds Index
DR    -  Discount Rate
FNMA  -  Federal National Mortgage Association
GNMA  -  Government National Mortgage Association
LIBOR -  London Interbank Offered Rate
NACR  -  National Average Contract Rate
NCI   -  National Median Cost of Funds Index
PHMS  -  Prudential Home Mortgage Securities
RFC   -  Residential Finance Corp.
RTC   -  Resolution Trust Corp.
SBA   -  Small Business Administration

aSee Note 1(b) regarding joint repurchase agreement.
bSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed delivery basis.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
 Financial Statements
Statements of Assets and Liabilities
April 30, 1998 (unaudited)




                                                                            U.S. Government
                                                                            Adjustable Rate     Adjustable Rate
                                                                          Mortgage Portfolio Securities Portfolio
                                                                          ---------------------------------------
Assets:
Investments in securities:
 Cost....................................................................    $306,880,084             $24,824,632
                                                                          =======================================
 Value...................................................................     307,996,950              24,660,609
Repurchase agreements, at value and cost.................................      22,626,956               5,383,164
Receivables:
 Investment securities sold..............................................         784,384                   1,152
 Interest ...............................................................       2,181,389                 162,411
                                                                          ---------------------------------------
Total assets.............................................................     333,589,679              30,207,336
                                                                          ---------------------------------------
Liabilities:
Payables:
 Investment securities purchased.........................................      18,199,679               3,674,574
 Capital shares redeemed.................................................         143,267                  39,902
 Affiliates..............................................................          33,603                   3,686
Other liabilities........................................................              --                   6,609
                                                                          ---------------------------------------
Total liabilities........................................................      18,376,549               3,724,771
                                                                          ---------------------------------------
 Net assets, at value....................................................    $315,213,130             $26,482,565
                                                                          =======================================
Net assets consist of:
 Net unrealized appreciation (depreciation) .............................     $ 1,116,866              $ (164,023)
 Accumulated net realized loss...........................................    (136,901,832)             (2,728,604)
 Capital shares..........................................................     450,998,096              29,375,192
                                                                          ---------------------------------------
Net assets, at value.....................................................    $315,213,130             $26,482,565
                                                                          =======================================
Shares outstanding.......................................................      33,429,511               2,664,405
                                                                          =======================================
Net asset value and maximum offering price per share
 (net asset value O shares outstanding)..................................           $9.43                   $9.94
                                                                          =======================================

                                            See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)
Statements of Operations
for the six months ended April 30, 1998 (unaudited)




                                                                            U.S. Government
                                                                            Adjustable Rate    Adjustable Rate
                                                                          Mortgage Portfolio Securities Portfolio
                                                                          ---------------------------------------
Investment income:
 Interest ...............................................................     $10,497,096                $714,430
                                                                          ---------------------------------------
Expenses:
 Management fees (Note 3)................................................         657,991                  44,405
 Professional fees ......................................................          27,542                   2,015
 Other...................................................................          18,596                   2,605
                                                                          ---------------------------------------
Total expenses ..........................................................         704,129                  49,025
Expenses waived/paid by affiliate (Note 3) ..............................        (296,056)                (21,551)
                                                                          ---------------------------------------
 Net expenses ...........................................................         408,073                  27,474
                                                                          ---------------------------------------
  Net investment income .................................................      10,089,023                 686,956
                                                                          ---------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments...............................         225,049                    (451)
 Net unrealized depreciation on investments .............................      (1,949,369)                (20,478)
                                                                          ---------------------------------------
Net realized and unrealized loss ........................................      (1,724,320)                (20,929)
                                                                          ---------------------------------------
Net increase in net assets resulting from operations ....................     $ 8,364,703                $666,027
                                                                          =======================================


                                            See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)
Statements of Changes in Net Assets
for the six months ended April 30, 1998 (unaudited) and the year ended October 31, 1997



                                                      U.S. Government                  Adjustable Rate
                                            Adjustable Rate Mortgage Portfolio      Securities Portfolio
                                                 Six Months       Year            Six Months        Year
                                                Ended 4/30/98 Ended 10/31/97      Ended 4/30/98 Ended 10/31/97
Increase (decrease) in net assets:
 Operations:
  Net investment income......................  $ 10,089,023   $ 23,464,424         $ 686,956  $ 1,500,611
  Net realized gain (loss) from investments..       225,049        693,708              (451)      14,469
  Net unrealized appreciation (depreciation)
 on investments..............................    (1,949,369)     3,675,679           (20,478)     260,606
Net increase in net assets resulting
 from operations.............................     8,364,703     27,833,811           666,027    1,775,686
 Distributions to shareholders from:
Net investment income........................   (10,089,023)   (23,464,424)         (685,862)  (1,500,611)
 Capital share transactions (Note 2) ........   (25,603,640)   (68,259,294)        3,962,538    1,730,540
Net increase (decrease) in net assets........   (27,327,960)   (63,889,907)        3,942,703    2,005,615
Net assets (there is no undistributed net investment
 income at beginning or end of period):
Beginning of period .........................   342,541,090    406,430,997        22,539,862   20,534,247
End of period................................  $315,213,130   $342,541,090       $26,482,565  $22,539,862


                                            See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements (unaudited)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two separate portfolios (the Portfolios) the U.S. Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933. The investment objective of each Portfolio is to seek current income.

The following summarizes the Portfolios' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Joint Repurchase Agreement:

The Portfolios may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Portfolios based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Portfolios to the seller, collateralized by securities which are delivered to the Trust's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of a least 100%. At April 30, 1998, all outstanding repurchase agreements had been entered into on that date.

c. Income Taxes:

No provision has been made for income taxes because each Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. Other expenses are charged to each Portfolio on a specific identification basis.

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in each of the Portfolios' shares were as follows:



                                                     U.S. Government Adjustable         Adjustable Rate
                                                       Rate Mortgage Portfolio       Securities Portfolio
                                                     ----------------------------------------------------
                                                        Shares       Amount           Shares      Amount
                                                     ----------------------------------------------------
Six months ended April 30, 1998
 Shares sold........................................  5,661,927  $ 53,538,361        891,067  $ 8,860,412
 Shares issued in reinvestment of distributions.....  1,067,600    10,089,044         68,968      685,863
 Shares redeemed.................................... (9,440,987)  (89,231,045)      (561,533)  (5,583,737)
                                                     ----------------------------------------------------
Net Increase (decrease)............................. (2,711,460)$ (25,603,640)       398,502  $ 3,962,538
                                                     ===================================================
Year Ended October 31, 1997
 Shares sold........................................ 14,468,647  $136,195,699      2,195,631  $21,698,569
 Shares issued in reinvestment of distributions.....  2,492,654    23,464,406        151,507    1,500,610
 Shares redeemed....................................(24,217,403) (227,919,399)    (2,164,571) (21,468,639)
                                                     ----------------------------------------------------
Net Increase (decrease)............................. (7,256,102)$ (68,259,294)       182,567  $ 1,730,540
                                                     ===================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolios' investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and of Franklin Investors Securities Trust and Institutional Fiduciary Trust.

The Portfolios pay an investment management fee to Advisers based on the average net assets of the Portfolios as follows:

       Annualized
        Fee Rate   Month End Net Assets
         0.400%    First $5 billion
         0.350%    Over $5 billion, up to and including $10 billion
         0.330%    Over $10 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

Advisers agreed in advance to waive management fees as noted in the Statement of Operations.

At April 30, 1998, 33,429,511 shares of the Mortgage Portfolio were owned by the following:



                                                                                  Shares     Percentage of
Name                                                                               Owned  Outstanding Shares
------------------------------------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund .........................  32,974,413         99%
Franklin Institutional Adjustable U.S. Government Securities Fund ...........     455,098          1%

3. TRANSACTIONS WITH AFFILIATES (cont.)

At April 30, 1998, 2,664,405 shares of the Securities Portfolio were owned by the following:

                                                                                  Shares     Percentage of
Name                                                                               Owned  Outstanding Shares
------------------------------------------------------------------------------------------------------------
Franklin Adjustable Rate Securities Fund ....................................   2,564,898         96%
Franklin Institutional Adjustable Rate Securities Fund ......................      97,943          4%
Franklin Resources, Inc. ....................................................       1,564          --

4. INCOME TAXES

At October 31, 1997, the Portfolios had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                          U.S. Government
                                          Adjustable Rate      Adjustable Rate
                                        Mortgage Portfolio  Securities Portfolio
                                        ----------------------------------------
        Capital loss carryovers
         Expiring in:
          2000 .........................   $ 44,745,908                 $ 42,138
          2001 .........................     17,182,002                   50,908
          2002 .........................     67,102,060                1,987,888
          2003 .........................      7,677,608                  609,391
          2004 .........................        419,303                   37,828
                                        ----------------------------------------
                                           $137,126,881               $2,728,153
                                        ----------------------------------------

At April 30, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                           U.S. Government
                                           Adjustable Rate    Adjustable Rate
                                         Mortgage Portfolio Securities Portfolio
                                        ----------------------------------------
 Investments at cost ...........           $329,507,040       $30,207,796
                                        ----------------------------------------
 Unrealized appreciation .......            $ 2,348,574          $ 74,698
 Unrealized depreciation ......              (1,231,708)         (238,721)
                                        ----------------------------------------
 Net unrealized appreciation (depreciation) $ 1,116,866        $ (164,023)
                                        ----------------------------------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 1998 were as follows:

                                          U.S. Government
                                          Adjustable Rate     Adjustable Rate
                                        Mortgage Portfolio Securities Portfolio
                                        ----------------------------------------
 Purchases ......................           $68,406,119       $11,048,784
 Sales ..........................           $90,904,892       $ 8,272,555





Franklin Investors Securities Trust, Inc.
Annual Report
April 30, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows the country distribution as a percentage of total net assets on 4/30/98 for the Franklin Global Government Fund.

Country                 10/31/97    4/30/98

United States           24.3%       26.3%
Germany                 12.3%       11.0%
Italy                   11.7%       9.7%
Canada                  8.5%        8.3%
Spain                   7.0%        6.8%
Argentina               6.0%        6.5%
Brazil                  5.8%        7.1%
Sweden                  5.7%        5.2%
Mexico                  5.0%        5.1%
Australia               4.2%        4.1%
United Kingdom          3.3%        3.4%
Venezuela               2.2%        2.4%
New Zealand             2.0%        1.8%
Denmark                 1.8%        1.8%
Panama                  0.2%        0.5%

GRAPHIC MATERIAL (2)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Global Government Income Fund - Class I.

                        Dividend
Month                   per Share

November                5.0 cents
December                6.0 cents
January                 5.0 cents
February                5.0 cents
March                   5.0 cents
April                   5.0 cents
Total                   31.0 cents


GRAPHIC MATERIAL (3)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Global Government Income Fund - Class II.

                        Dividend
Month                   per Share

November                4.64 cents
December                5.64 cents
January                 4.60 cents
February                4.60 cents
March                   4.60 cents
April                   4.62 cents
Total                   28.70 cents

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Global Government Income Fund - Advisor Class.

                        Dividend
Month                   per Share

November                5.07 cents
December                6.08 cents
January                 5.07 cents
February                5.06 cents
March                   5.07 cents
April                   5.07 cents
Total                   31.42 cents


GRAPHIC MATERIAL (5)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Short-Intermediate U.S. Government Securities Fund - Class I.

                        Dividend
Month                   per Share

November                4.8 cents
December                4.8 cents
January                 4.8 cents
February                4.8 cents
March                   4.8 cents
April                   4.8 cents
Total                   28.8 cents


GRAPHIC MATERIAL (6)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class.

                        Dividend
Month                   per Share

November                4.88 cents
December                4.87 cents
January                 4.94 cents
February                4.88 cents
March                   4.88 cents
April                   4.85 cents
Total                   29.30 cents


GRAPHIC MATERIAL (7)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments for 10/31/97 vs. 4/30/98 for the Franklin Convertible Securities Fund.

Portfolio
Sector            10/31/97    4/30/98

Convertible
Bonds             57.8%       59.9%

Convertible
Preferred Stocks  23.0%       30.8%

Common Stocks
& Warrants        10.1%       5.0%

Cash &
Short-Term
Equivalents       9.1%        4.3%


GRAPHIC MATERIAL (8)

This chart details the top five holdings as a percentage of total net assets for the Franklin Convertible Securities Fund on 4/30/98.

Company
(Type of Security)            %of Total
Industry                      Net Assets

Union Pacific Capital Trust
Convertible preferred stock
Transportation                3.34%
Diamond Offshore
Convertible bond
Energy                        3.32%
Dovatron International, Inc.
(DII Group)
convertible bond
Electronics                   3.31%
Bell Atlantic Financial Services
Convertible bond
Telecommunications            2.64%
El Paso Energy Capital Trust
Convertible preferred stock
Energy                        2.43%


GRAPHIC MATERIAL (9)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Convertible Securities Fund - Class I.

                        Dividend
Month                   per Share

November                5.0 cents
December                9.5 cents
January                 5.0 cents
February                5.0 cents
March                   5.0 cents
April                   5.0 cents
Total                   34.5 cents


GRAPHIC MATERIAL (10)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Convertible Securities Fund - Class II.

                        Dividend
Month                   per Share

November                4.08 cents
December                8.58 cents
January                 4.07 cents
February                4.07 cents
March                   4.07 cents
April                   4.10 cents
Total                   28.97 cents


GRAPHIC MATERIAL (11)

This graph shows the fund's distribution rate vs. T-Bill annualized yield from 5/1/97 through 4/30/98 for the Franklin Adjustable U.S. Government Securities Fund vs. One-Year Constant Maturity T-Bill.


               Adjustable U.S.
               Govt. Sec DR   1 Year T-Bill
Date           (Based on      (Constant Maturity)
               full offer)

5/1/97         5.73%          5.89%
5/31/97        5.73%          5.78%
6/30/97        5.71%          5.67%
7/31/97        5.68%          5.45%
8/31/97        5.71%          5.59%
9/30/97        5.70%          5.47%
10/31/97       5.69%          5.36%
11/30/97       5.59%          5.52%
12/31/97       5.58%          5.51%
1/31/98        5.56%          5.19%
2/28/98        5.59%          5.41%
3/31/98        5.60%          5.41%
4/30/98        5.60%          5.40%



GRAPHIC MATERIAL (12)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Adjustable U.S. Government Securities Fund.

                        Dividend
Month                   per Share

November                4.5 cents
December                4.5 cents
January                 4.5 cents
February                4.5 cents
March                   4.5 cents
April                   4.5 cents
Total                   27.0 cents


GRAPHIC MATERIAL (13)

This chart shows the top 10 holdings as a percent of total net assets for the Franklin Equity Income Fund as of 4/30/98.

Company                       % of Total
Industry Sector               Net Assets

Atlantic Richfield Co.
Oil                           2.70%
Texaco, Inc.
Oil                           2.02%
Penney (J.C.) Co., Inc.
Retail                        1.99%
Bell Atlantic Corp.
Telecommunications            1.83%
Amoco Corp.
Oil                           1.74%
Chevron Corp.
Oil                           1.74%
Pharmacia & Upjohn, Inc.
Pharmaceutical                1.72%
US West Communications Group
Telecommunications            1.70%
Southern New England
Telecommunications Corp.
Telecommunications            1.69%
YPF, SA, Sponsored ADR
Oil                           1.68%


GRAPHIC MATERIAL (14)

Top five investment sectors as a percentage of total net assets on 10/31/97 vs. 4/30/98 for the Franklin Equity Income Fund

10/31/97                % Total
                        Net Assets

Oil Integrated          14.1%
Electric Utilities      11.2%
Telecommunications      9.3%
Financial Services      8.4%
REITs                   7.7%

4/30/98                 % Total
                        Net Assets

Oil Integrated          13.7%
Electric Utilities      11.4%
REITs                   9.3%
Telecommunications      8.6%
Financial Services      8.0%

GRAPHIC MATERIAL (15)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Equity Income Fund - Class I.

                        Dividend
Month                   per Share

November                5.2 cents
December                7.6 cents
January                 5.2 cents
February                5.2 cents
March                   5.2 cents
April                   5.2 cents
Total                   33.6 cents


GRAPHIC MATERIAL (16)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Equity Income Fund - Class II.

                        Dividend
Month                   per Share

November                4.01 cents
December                6.41 cents
January                 3.93 cents
February                3.93 cents
March                   3.93 cents
April                   3.91 cents
Total                   26.12 cents


GRAPHIC MATERIAL (17)

This graph shows the fund's distribution rate vs. T-Bill annualized yield from 5/1/97 through 4/30/98 for the Franklin Adjustable Rate Securities Fund vs. One-Year Constant Maturity T-Bill.

                 Adjustable
                    Rate          1 Year T-Bill
Date           Sec DR (Based   (Constant Maturity)
               on full offer)

5/1/97             5.33%              5.89%
5/31/97            4.78%              5.78%
6/30/97            5.37%              5.67%
7/31/97            5.65%              5.45%
8/31/97            5.61%              5.59%
9/30/97            5.75%              5.47%
10/31/97           5.68%              5.36%
11/30/97           6.14%              5.52%
12/31/97           5.68%              5.51%
1/31/98            5.08%              5.19%
2/28/98            5.76%              5.41%
3/31/98            5.36%              5.41%
4/30/98            5.51%              5.40%



GRAPHICS MATERIAL (18)

This chart shows the dividend distributions from 11/1/97 to 4/30/98 for the Franklin Adjustable Rate Securities Fund.

                        Dividend
Month                   per Share

November                4.7859 cents
December                5.1994 cents
January                 4.6222 cents
February                4.6467 cents
March                   4.8467 cents
April                   4.6129 cents
Total                   28.3339 cents